UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-10303
Buffalo Funds
(Exact name of registrant as specified in charter)
5420 W. 61st Place
Shawnee Mission, KS 66205
(Address of principal executive offices) (Zip code)
Kent W. Gasaway
5420 W. 61st Place
Shawnee Mission, KS 66205
(Name and address of agent for service)
(913) 677-7778
Registrant’s telephone number, including area code
Date of fiscal year end: March 31, 2011
Date of reporting period: March 31, 2011

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1)

   Message to Our Shareholders
(Unaudited)

The past 12 months have been favorable for the stock market and for the Buffalo Funds. Despite the challenges of high oil and commodity prices, record budget deficits, a weak dollar and a subpar U.S. job recovery, the S&P 500 Index rose over 15 percent in the past year. The key catalysts have been unprecedented monetary stimulus by the Federal Reserve (keeping short-term interest rates near zero), strong corporate profits, and strong investor inflows into stock funds. The Buffalo Funds have been a beneficiary of the latter as total assets surpassed $5 billion for the first time in February 2011.

While there is always plenty for investors to worry about, the underpinnings for the stock market appear favorable in the near term. Valuations remain quite reasonable, particularly for large company stocks. Dividend yields on many of these stocks remain far above the rates available on money market funds, CDs and Treasury bills. This fact alone is moving money into the stock market. The Federal Reserve appears intent on keeping rates very low through 2011. Given the steady, but still tepid pace of job growth, it could take several more years to recover a reasonable share of the 7 million jobs lost during the past recession. This fact appears to trump fears of commodity inflation leading to more widespread price increases. Sometimes it is best not to over-analyze the possible factors affecting the market. We believe as long as short-term interest rates remain near zero, the bias to stocks will be upward.

However, the outlook for the stock market in the medium term is more uncertain. In our mind, the biggest risk would be the inability of Congress to seriously address the U.S. budget deficit. This year will be the third year running that government spending as a percentage of GDP surpasses government receipts by an astounding 10 percent. This has led to a massive increase in the total Treasury debt outstanding. Total debt has grown at a compounded rate of nearly 9 percent over the past 10 years. This pace is clearly unsustainable.

Historically, deficits have had little correlation with the level of interest rates. However, this was probably the case with European countries such as Greece, Portugal and Spain, as well. When investors lose confidence in a country’s future ability to service their debt, the long-term cost of borrowing can skyrocket. This is exactly what has happened to the above countries. We fear that without action by Congress there could come a time when the global market concludes that U.S. fiscal policy is also out of control. It won’t happen right away. In the near term, the Federal Reserve will remain the incremental buyer of Treasury bonds. However, long-term interest rates will ultimately be determined by the market, with significant influence from foreign buyers. We encourage everyone to write their Congressional representatives to emphasize the importance of their working together on deficit reduction for the long-term best interests of this country.

Regardless of the economic background, the Buffalo equity research team continues its endless search for great growth opportunities. The same goes for the income team in its search for yield. The research staff visited nearly 400 company management teams during the past year. Our commitment to in-depth, in-house research has never been stronger. We anticipate adding further to our 20-member research staff in the coming year.

While we cannot control the short-term backdrop or results of our Funds, we can and do control the focus of our research. Accordingly, we remain committed to a long-term (3-5 years) focus for all our investments, supported by exhaustive proprietary research. This approach has served us well in the past and we feel it will do the same in the future. We are truly appreciative of your trust and your investments.

Sincerely,

Kent W. Gasaway
President, Buffalo Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; loss of principal is possible. Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

   Portfolio Management Review
(Unaudited)

The Buffalo Balanced Fund

The Buffalo Balanced Fund ended the trailing 12-month period ending March 31, 2011 up 14.27%. That was a slight underperformance relative to our benchmark, the S&P 500/BofA Merrill Lynch High Yield Master Index Weighted Average, which had a return of 15.27%. The Fund is ahead of the Index for both the 5- and 10-year periods.

Although bond yields declined over the last year, we were able to find enough value in some high yield bonds to generate a positive absolute return for the Fund. We focus on high-quality bonds as opposed to the riskier CCC-rated bonds which had higher returns for the period.

The equity portion of the Fund (excluding cash and bond investments) outperformed the benchmark S&P 500 index by 3.77% over the 12 months. The outperformance was generated entirely by our healthy overweight position in the Energy sector, which was the best-performing sector in the market over the last twelve months. We also benefitted from good stock selection in this sector as our Energy holdings outperformed the market’s Energy holdings by over 10%. The Fund’s performance was negatively impacted by weightings and stock selections in both the Consumer Discretionary and Consumer Staples sectors and by poor stock selection in the Information Technology sector.

The Fund maintains a long-term focused strategy and does not engage in short-term trading aimed at timing the market. During the last twelve months, we executed trades in approximately half of our equity positions, but many of these trades simply increased our existing holdings in stocks with attractive return characteristics as we put our sizeable cash balance to work. We exited three positions this year — two of them related to the Gulf oil spill where we tried to limit our exposure, and the other a company being acquired. We initiated four new positions across three different sectors during the year. Each new position carries a dividend yield greater than 3% and has significant appreciation potential to our internal price targets.

We have constructed the Fund in way that we believe has the potential to achieve stable, long-term returns, low volatility and a high level of income. We do not significantly change our holdings from quarter to quarter. This low turnover approach provides stability throughout a cycle and also minimizes expenses for our clients.

The Buffalo China Fund

Chinese markets experienced a bout of volatility during the trailing twelve-month period. Pressure on markets in the first quarter centered on fears that the government’s efforts to tamp the ever-rising real estate market could curb growth and cause inflation. The next quarter saw a strong recovery, as some of the fears about government plans to raise interest rates and implement a more flexible foreign exchange policy were calmed. The second half of the year, however, was only mildly positive, and continued to be volatile around fears of inflation and the impact of unrest in the Middle East and the earthquake and tsunami in Japan. Despite these various sources of uncertainty, the overall trend suggested increased confidence in sustained economic growth in China.

The Buffalo China Fund had an absolute annual return, for the year ended March 31, 2011, of 9.42%. The benchmark MSCI China Free Index had a 9.37% return for the period.

The Fund’s outperformance for the trailing 12 months was due to a combination of allocation and stock selection. Performance was helped by the Fund’s higher allocation to the Materials and Healthcare sectors, in relation to the Index. In the Materials sector, cement producers like Anhui Conch and copper producer Jiangshi Copper had very strong performance. China continues to have strong demand for such basic materials. The government’s next 5-year plan, recently announced in Beijing, includes continued intense focus on infrastructure, including roads and affordable housing. Within the Healthcare sector, stocks such as 3SBio, a biotechnology company, and the medical device producer Shandong Weigao had very strong performance. We continue to look for opportunities to invest in innovative companies in the Healthcare sector that should benefit from the development of a more comprehensive healthcare system in China. Investment in the build-out of the hospital network was also a part of the new 5-year plan.

The Fund’s performance was negatively affected by stock selection in the Consumer sectors. Lentuo, a car dealership in Beijing, suffered from a new Chinese government limitation on the number of licenses to be granted for the sale of new cars. We believe that the stock reaction was overdone, and that the company will continue to grow despite the limitation, based on trade-ins of existing cars, expansion of the dealer network into other cities, and growth in revenue from higher-margin used-car sales and services. Chaoda Modern was another poor performer in the period. The company issued a convertible bond in an effort to raise capital for expansion, but investors viewed the move with some skepticism and the stock turned downward. We continue to believe in the company and its management team. We view the move as a solid commitment to growth by the company despite market opinion.

   Portfolio Management Review
(Unaudited)

(Continued)

Although growth in China has cooled from its previous highs, we believe good growth prospects remain. We continue to search for attractive value with long-term growth potential, particularly companies that stand to benefit from internal consumption. The Buffalo China Fund should be well-positioned to take advantage of continued growth as the country shifts its emphasis toward internal rather than external growth. The Fund has been adding opportunistically to Consumer and Health Care names in anticipation of future dynamics.

The Buffalo Growth Fund

For the past 12 months equity markets continued to grow as recovery from recession became more sustained and substantial. While domestic markets have grown, some global markets have outpaced U.S. growth, benefiting the strategy of the Buffalo Growth Fund. We invest in U.S. companies which generate a large and growing percentage of their revenue from foreign markets. For the trailing 12 months ending March 31, 2011, the Fund’s performance has reflected that global growth by generating a 19.88% return, outperforming the Russell 1000 Growth Index which returned 18.26%.

Outperformance can be attributed mainly to good stock selection. Even when the market was down in the second quarter of 2010, our stock selections helped the Fund to outperform the benchmark by over 100 basis points. Most of those selections continued to generate growth for the Fund as the market rallied in the second half of last year and continued into 2011.

The Energy sector had the most robust growth throughout the period and we were able to capture some of that momentum with companies that support the exploration and production of energy resources. As conservative, long-term investors, we prefer to avoid pure energy commodities, like oil and gas, as their price volatility is unpredictable and potentially detrimental to long-term growth. Instead, we invest in companies like Baker Hughes, Inc., one of our top performers for the period. Baker Hughes is an energy-related company benefiting from vigorous oil and gas exploration and its ability to successfully implement a global restructuring plan.

Our leading contributor for the trailing 12 months, Chart Industries, led the Industrials sector in generating outstanding returns. Chart Industries, although classified in Industrials, participates in the energy field as a manufacturer and supplier of engineered equipment used in the production, storage, and end-use of hydrocarbon and industrial gases, including liquid natural gas (LNG). Following the earthquake, tsunami and nuclear disasters in Japan, LNG enjoyed renewed focus as a potentially safer option than nuclear for base load power generation.

We have been finding Healthcare and large capitalization Technology stocks more attractive in our price-to-growth valuation analysis than are Consumer Staples, as the former exhibit better growth potential, similar dividend yields, and more attractive free cash flow/earnings yields. Additionally, we believe that large, cash-rich Technology and Healthcare companies will begin to target more efficient use of their capital structures, which we believe could result in significant multiple expansion for these companies.

The Buffalo High Yield Fund

While the broad bond market cooled a bit during the period, the Buffalo High Yield Fund returned 11.35% for the fiscal year ended March 31, 2011. During the period, the Fund underperformed our benchmark, the BofA Merrill Lynch High Yield Master Index, which had a return of 14.14%. The primary reasons for our underperformance include our limited exposure to the riskiest segment of the market (those issuers rated CCC* and lower) which was the best-performing segment of the high yield market in 2011, limited exposure to some sectors that had strong performance, such as Financials and Broadcasting, the weak performance of our position in WMS Industries common stock, and a cash position that averaged about 9% during the year. These drivers of underperformance were offset, in part, by our exposure to convertibles and convertible preferred bonds.

A more detailed look at the portfolio demonstrates how the performance was generated:

•	The corporate bond portion of the portfolio returned roughly 13% during the year and represented roughly 64%-68% of assets during the year.

•	The convertible bond portion of the portfolio returned roughly 19% during the year and represented roughly 16%-18% of assets during the year.

•	The convertible preferred and preferred stock portion of the portfolio returned roughly 12% during the year and accounted for between 4%-5% of assets during the year.

•	The common equity component of the Fund returned roughly -5% during the year and accounted for between 0%-7% of assets during the year.

•	The cash component of the portfolio did not generate a material return to the portfolio and represented between 5%-13% of the Fund during the year.

Primary contributors to the corporate bond portfolio included United Auto Group, Lions Gate Entertainment, Isle of Capri and Ameristar Casinos. These bonds were both larger weightings in the portfolio and also generated decent capital appreciation. Within the convertible bond portfolio, Wesco, Ciena, General Cable and Hornbeck Offshore were the largest contributors to the segment’s return.

The equity portion of the portfolio was comprised of 9 companies at fiscal year-end, all but two of which are what we would consider to be blue chip dividend-paying stocks. These stocks are also owned in Buffalo equity funds. One exception is WMS Industries, which was a convertible bond position in the Fund and was subsequently converted into equity. While we typically do not hold equities in the portfolio, particularly non-income producing equities, we made an exception in this case as we believed the shares were undervalued at the time of the conversion into common stock. Unfortunately, the stock continued to underperform during the remainder of the year. We continue to believe the equity is undervalued, but within the High Yield Fund we will look to exit this position upon reaching our price target and reinvest the proceeds into income-producing assets.

The allocation of a small portion of the Fund into dividend-paying equities reflects our belief that these stocks are undervalued relative to lower quality high yield debt investments, and offer a more attractive risk/reward trade-off. To the extent that the high yield market cheapens in the future, and we believe that bond yields offer more adequate compensation for the risk of holding them, we will allocate capital away from equities and towards high yield.

The Buffalo International Fund

The trailing twelve-month period was quite volatile in international markets. Pressure on markets in the first quarter centered on fears of a double-dip recession and a debt crisis in the Eurozone. In the next quarter markets were on fire as fears were allayed by money printing at the U.S. Fed and a Eurozone plan to bail out ailing countries. The second half of the year was mildly positive, but volatile around fears of inflation, unrest in the Middle East and then the earthquake and tsunami in Japan. Despite these various sources of uncertainty, the overall trend suggested increased confidence in sustainable global economic recovery.

The Buffalo International Fund generated an absolute annual return of 13.09% in the year ended March 31, 2011. The Fund outperformed the benchmark MSCI EAFE Net (USD) Index, which returned 10.42% in the period, but slightly underperformed the benchmark MSCI AC World (ex-U.S.) Index, which had a 13.15% return.

Much of the Fund’s positive performance was due to stock selection in the Financial sector and both stock selection and a slight overweight of stocks in the Industrial sector. GAM Holding AG, an asset management firm in Switzerland, and Tomra Systems, a producer of recycling machinery, are two examples. Furthermore, some of the strongest performing stocks during the period were in the Consumer Discretionary sector. Two of them, AirAsia, a low-cost airline, and Compania Cervecerias Unidas, a beverage company in Chile, benefited greatly from the continuing growth in consumption in developing countries as the middle class expands.

The Fund’s slight underperformance from the MSCI AC World ex-U.S. Index for the trailing 12 months was due to sector allocation and a drag from a higher-than-desired percentage weight in cash. The Fund was, as usual, underweight in allocation to the more cyclical sectors of Energy and Materials, which hurt our relative performance. Energy stocks surged in the second half of 2010 as oil prices were driven up initially by strong emerging market demand and more recently by fears of supply disruption in the Middle East due to the spread of political upheaval. The Fund has limited participation in this sector because we focus on secular growth industries with sustainable competitive advantages as opposed to commodities. We participate in energy through companies that are involved in innovative approaches to discovering and drilling for oil/gas, or alternative sources of energy. Those names in which the Fund is most invested in the sector did not benefit from the surge in oil prices. The Fund’s performance was also negatively affected by stock selection in the Consumer Discretionary sector. Lentuo, a car dealership in Beijing, suffered from a new Chinese government limitation on the number of licenses to be granted for the sale of new cars. Research in Motion was also a drag on performance, as the company lost an increasing share of the market for smartphones to the likes of Apple and Google’s Android platforms.

The Fund’s management team continues to focus on companies that should benefit from the secular growth trends we’ve identified, have strong balance sheets, generate free cash flow and are attractively priced. Recently, we are finding the best values in countries such as China and Brazil, as money has flowed out from these markets. As

   Portfolio Management Review
(Unaudited)

(Continued)

always, we let bottom-up stock selection drive portfolio construction and asset allocation decisions. We do not base our stock selections on benchmark weightings of sectors or countries, but on our perceptions of the risk-adjusted return potential of individual companies. Long term, we remain optimistic that opportunities for growth may be found around the globe as developing economies continue to grow and the global middle class expands.

The Buffalo Large Cap Fund

The trailing twelve-month period saw a return of investor optimism as economic data seemed to signal a more sustainable recovery. The Buffalo Large Cap Fund participated in the unambiguous return to growth for equities in the second half of 2010 and first quarter of 2011. After slipping in the first quarter of the fiscal year (second calendar quarter) the Fund rallied to generate a double-digit absolute annual return of 13.04% for the period ending March 31, 2011. The benchmark Russell 1000 Growth Index performed better, turning in an 18.26% return for the period.

The Fund’s underperformance for the trailing 12 months was entirely due to sector allocation while stock selection was a modest positive. Sector allocation was negatively impacted by our overweighting of Healthcare and Financials, both of which appreciated approximately 7% in the benchmark, underperforming the broader market. Furthermore, our underweighting of Energy hurt our relative performance. Energy stocks surged in the second half of 2010 as oil prices were driven up initially by strong emerging market demand and more recently by fears of supply disruption in the Middle East due to the spread of political upheaval. The Fund has limited participation in this sector because we focus on secular growth industries with sustainable competitive advantages as opposed to commodities. We tend to participate in energy through companies that offer innovative approaches to discovering and drilling for oil/gas or innovative solutions that improve fuel efficiency. Our strongest performing stocks for the trailing 12 months, Schlumberger Ltd./Smith International, and Fluor Corp. have exposure to the energy market. We added Smith International, an oil and gas drilling service and equipment provider, to the portfolio a little over one year ago given its innovative solutions to extracting oil and gas resources and its attractive valuation relative to its peers. The company was acquired by Schlumberger Ltd., the industry leader, which we continue to hold because we expect the combined company to deliver both revenue and cost synergies. Fluor Corp., also a top contributor for the fiscal year, saw strong appreciation as the upstream oil and gas design and construction backlog grew through the year.

Our top detracting stocks in the period were Cisco and Avon. Cisco has lost share in some of its core markets (i.e. application networking and wireless networking) as the company expanded into adjacent markets. Recently Cisco’s management has made the strategic decision to refocus on its core markets in an effort to regain share, a prudent choice in our opinion. Avon stock performed poorly over the past year due to unimpressive earnings. While the management team has not executed well over the past 18 months, we still believe that Avon’s stock is undervalued given its brand equity, sales force and distribution capability in developing markets. Furthermore, we are encouraged by changes to the upper management team members and the compensation structure of that team that now clearly aligns compensation with improving operating performance.

The Fund ended fiscal 2011 with 39 holdings, up from 37 holdings at the end of fiscal 2010. The management team focuses on companies with strong balance sheets that generate free cash flow. We continue to invest in industries that we expect to grow faster than gross domestic product over the long term and are consistent with the long-term trends we have identified. We believe that the valuations of the companies in our portfolio are attractive relative to their historical valuation ranges as evidenced by free cash flow yields that are higher than U.S. government bond yields. Over the intermediate to long term we believe we have the potential to outperform through a top down process that focuses on sustainable long term growth trends, superior stock selection in a concentrated portfolio, valuation discipline and low turnover.

The Buffalo Micro Cap Fund

The past 12 months have been particularly favorable for micro cap stocks, lending credence to the adage that small companies lead out of recession. For the last 12 months ending March 31, 2011 the Russell Microcap Growth Index had a 31.33% return. The Buffalo Micro Cap Fund lagged the index, but still posted an impressive return of 25.18% for the period.

Two of the strongest-performing sectors in the benchmark, Energy and Telecommunication Services, are underweighted in the Fund, contributing significantly to our underperformance. We typically avoid the volatility of price-sensitive stocks such as those related to energy commodities, searching instead for stable companies with long-term growth prospects. Telecommunication is a very small portion of the benchmark, averaging only 2.66% in the trailing 12 months, so our underweight in that sector was a small detractor.

Consumer Discretionary was our worst-performing sector for the period due to several stocks that did not live up to our expectations. Coldwater Creek, a women’s apparel store marketing to the baby-boomer demographic, experienced management and concept failures, leading to a drop-off in sales and revenue. McCormick & Schmick’s Seafood Restaurants, too, failed to execute innovative concepts and menus, and therefore was unable to capture the increased restaurant spending that accompanied renewed consumer confidence. These laggards were somewhat offset by very strong returns from other successful Consumer names SodaStream International, Vera Bradley, Inc., and Oxford Industries, Inc.

On an absolute basis, our strongest sector was Information Technology, which was led by three-dimensional printing equipment maker Stratasys, Inc. We believe this company is positioned to capture growth through the innovative use of lighter materials, cost-effective and energy-efficient production to supply custom parts for a variety of industries. It was one of the top contributors to the Fund for the one-year period.

During the period, our weighting in Consumer Discretionary and Information Technology increased as a result of finding particularly good values in those sectors. As always, we continue to seek value and construct the portfolio for long-term growth. We rely on the fundamentals of top-down trend identification and deep research to select companies we feel will produce that long-term growth for our investors.

The Buffalo Mid Cap Fund

Equity markets continued to experience growth during the last 12 months, as investors began to see more signs of economic recovery. Small and mid-size companies typically perform well following periods of recession and this recovery has followed that historic trend. The Russell Midcap Growth Index was up 26.60% year over year as of March 31, 2011. While the Buffalo Mid Cap Fund had positive returns during that time frame, it underperformed the index by returning only 15.85%.

Underperformance for the trailing twelve months was due mostly to stock selection in the first half of the period, with sector weightings playing a more prominent role in the following two quarters. Our holdings in the for-profit education industry, part of the Industrials sector, pulled down performance as those companies were plagued by the threat of new Department of Education regulations which could impede the ability of students to obtain federal loans for these institutions. While the final regulations have not been announced, the companies have restructured in anticipation of their passage and we remain positive for the companies we own in the Fund. By the end of the period, some of these companies were starting to once again generate positive returns.

Our underweight in Energy was positive in the first two quarters of this last 12-month period, but as oil prices began to surge in the third quarter of 2010 and the first quarter of 2011, our underweight significantly constrained performance. This is an example of the volatility of price-based commodities, and illustrates why we avoid these types of holdings. We prefer to focus on longer term growth prospects that will benefit from secular growth. While we may miss fleeting opportunities, we feel this strategy should provide a more stable scenario for growth over a three to five year time frame and beyond.

The Consumer Staples sector provided our strongest growth for the period as Whole Foods Market managed to ride the tide of increased consumer spending at the same time shaking off inflationary concerns that have threatened some commodity-based consumer products. They continue to generate same store sales growth as they execute their plans to generate free cash flow and grow their store base.

The biggest contributor to the Fund for the trailing 12-month period was Chipotle Mexican Grill, another Consumer name, which benefitted as consumers regained confidence during 2010 and began to spend more discretionary dollars. Their growth was generated exclusively through increased traffic.

While our performance was disappointing for the trailing 12-month period, we remain optimistic that the companies in the portfolio can generate positive returns over the long term. As patient investors, we look to a 3 to 5-year period for performance. We continually search for new stocks to add to the portfolio, which fit our quality and valuation guidelines.

The Buffalo Science & Technology Fund

The last 12 months have witnessed a resurgence of technology stocks. The Buffalo Science and Technology Fund generated a 20.77% return for the period. Over the same period, the benchmark NYSE ARCA Tech 100 Index posted a 24.51% return.

Approximately three quarters of the Fund’s underperformance in the period was due to sector allocation and one quarter was due to stock selection. The Fund’s overweighting of Healthcare and underweighting of Information Technology detracted from performance in the period since Information Technology was the best-performing sector

   Portfolio Management Review
(Unaudited)

(Continued)

in the benchmark. An offsetting affect was the Buffalo Science and Technology Fund’s overweighting of Energy Technology which was up strongly during the year (approximately 60%) and is not represented in the benchmark. We invest in energy technology through companies that offer innovative approaches to discovering and drilling for oil/gas, solutions that improve fuel efficiency, or technologies that enable economically viable substitutes for traditional fossil fuels. This Fund uses a broad definition of technology which allows us greater diversification than our benchmark and our peers. This diversification will hurt performance in a period when Information Technology leads the market, but over the long term we believe we have the potential to deliver better risk-adjusted returns using this diversification strategy.

Our stock selection in Healthcare, and to a lesser extent in Information Technology, detracted from performance in the period. Healthcare was hurt by Amylin Pharmaceuticals as the company failed to garner FDA approval for Bydureon in the expected timeframe. We continue to believe that Bydureon, a once weekly treatment for Type II diabetes, will be approved and achieve commercial success. Information Technology was hurt by Cisco Systems. Cisco’s management has given cautious guidance on the past two earnings calls. The company has lost share in some of its core markets (i.e. application networking and wireless networking) as it expands into adjacent markets. Recently, management has made the strategic decision to refocus on its core markets in an effort to regain share. We believe this decision is prudent and that the valuation is compelling. Offsetting the negative stock selection in Heathcare and Information Technology was strong stock selection in Industrial Technology, led by Chart Industries. Chart manufactures key equipment for the liquefaction of natural gas. Natural gas has historically been a stranded, regional commodity, but through liquid natural gas (LNG) technologies, it has become a global commodity as nations consider it a viable, cleaner-burning alternative fuel for power generation than coal.

We believe that businesses will continue to prioritize the expenditure of their record levels of excess capital on productivity enhancing technology. We are finding the relative valuation of large cap stocks increasingly more attractive than that of small cap stocks, so we anticipate continually moving the Fund in the direction of large caps. Additionally, we are seeing more value in Healthcare stocks versus other technologies, so we are satisfied with an overweighting in this sector.

The Buffalo Small Cap Fund

Stocks turned positive in the second half of 2010 and most markets generally performed well over the last 12 months. While the Buffalo Small Cap Fund generated positive returns over the trailing 12 months, our relative performance was disappointing. The Fund was up 11.20% for the period ending March 31, 2011, but that was well below the 31.04% return for the benchmark Russell 2000 Growth Index. Year-over-year performance was positive in every sector for the Fund except Industrials, with stock selection in almost every sector resulting in underperformance relative to the benchmark.

The Industrials sector in the Fund is populated with several for-profit education companies, which were hurt badly over the trailing 12 months by proposed rule changes by the Department of Education. The Department of Education has suggested strict guidelines for these for-profit schools to qualify for federal student loans, imposing tougher post-graduation employment and loan repayment rates. This industry has done well for the Fund in the past, and we expected that these companies would weather this most recent storm and continue to provide strong returns. The regulations have not been finalized at this point, but the uncertainty created by the proposal dramatically hurt the stocks. We still believe in the names we hold in the Fund, particularly as they have restructured their business plans to accommodate the worst-case scenario of the regulations being passed as proposed. Several of the stocks, by the end of the 12-month period, were able to rally from their earlier lows and start posting positive returns.

The Energy sector saw the most growth during the past 12 months, with oil prices leading the way. The Fund has little to no exposure to Energy stocks, so our underweight in this sector significantly detracted from our performance. We intentionally avoid participation in volatile cyclical and commodity stocks as we prefer to look longer term for secular investment growth. While this position may have hurt performance in the near term, we believe it is the prudent investment strategy for long-term growth.

Our strongest performance for the period came from Information Technology, where two names, MKS Instruments and Adtran, Inc., capitalized on improving market conditions to generate significant returns for the Fund. MKS enjoyed a surge in capital spending by semiconductor equipment manufacturers. Adtran, a telecommunication firm, is benefitting from the growing need for bandwidth as consumers’ appetite for mobile communication continues to expand.

We continue to search for small cap companies to add to our portfolio whenever we find good value and long-term growth potential. We trim stocks in the portfolio as their valuations become rich, and selectively add to those stocks we feel are still attractively priced.

Sincerely,

John C. Kornitzer President, KCM	Kent W. Gasaway Sr. Vice President, KCM

Robert Male Sr. Vice President, KCM	Grant P. Sarris Sr. Vice President, KCM

William J. Kornitzer III Sr. Vice President, KCM

A basis point is one hundredth of a percentage point (0.01%)

Free Cash Flow is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business, or share repurchases.

Earning yield shows the percentage of each dollar invested in the stock that was earned by the company.

 * According to S&P, an obligation rated ‘CCC’ is currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments.

   Investment Results

Total Returns as of March 31, 2011

			AVERAGE ANNUAL
	GROSS EXPENSE	THREE				SINCE
	RATIO *	MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	INCEPTION

Buffalo Balanced Fund (inception date 8/12/94)	1.05%	5.62%	14.27%	5.80%	6.38%	7.19%
S&P 500 Index & BofA Merrill Lynch High Yield Master Index Weighted Average**	N/A	5.09%	15.27%	5.26%	5.51%	8.60%
S&P 500 Index	N/A	5.92%	15.65%	2.62%	3.25%	8.55%
Lipper Balanced Funds Index	N/A	3.90%	11.96%	4.04%	4.64%	7.31%
Buffalo China Fund (inception date 12/18/06)	1.78%	0.93%	9.42%	N/A	N/A	-0.85%
MSCI China Free Index	N/A	2.88%	9.37%	N/A	N/A	10.83%
Hang Seng Index	N/A	2.40%	14.10%	N/A	N/A	7.06%
Buffalo Growth Fund (inception date 5/19/95)	0.94%	4.14%	19.88%	5.97%	5.14%	9.39%
Russell 1000 Growth Index	N/A	6.03%	18.26%	4.34%	2.99%	7.09%
Lipper Multi-Cap Growth Funds Index	N/A	6.52%	21.06%	3.65%	3.46%	7.27%
Buffalo High Yield Fund (inception date 5/19/95)	1.04%	3.02%	11.35%	7.27%	7.39%	7.98%
BofA Merrill Lynch High Yield Master Index	N/A	3.85%	14.14%	8.88%	8.47%	7.78%
Lipper High Yield Bond Funds Index	N/A	3.95%	14.15%	6.87%	6.72%	6.12%
Buffalo International Fund (inception date 9/28/07)	1.23%	0.82%	13.09%	N/A	N/A	0.02%
MSCI EAFE Net (USD) Index	N/A	3.36%	10.42%	N/A	N/A	-5.62%
MSCI AC World (ex U.S.) Index	N/A	3.41%	13.15%	N/A	N/A	-3.59%
Lipper International Funds Index	N/A	3.29%	12.57%	N/A	N/A	-4.02%
Buffalo Large Cap Fund (inception date 5/19/95)	0.99%	4.85%	13.04%	4.32%	3.17%	8.32%
Russell 1000 Growth Index	N/A	6.03%	18.26%	4.34%	2.99%	7.09%
Lipper Large-Cap Growth Funds Index	N/A	4.79%	15.68%	2.87%	1.97%	6.19%
Buffalo Micro Cap Fund (inception date 5/21/04)	1.55%	11.18%	25.18%	-0.61%	N/A	4.05%
Russell Microcap Growth Index	N/A	7.96%	31.33%	0.41%	N/A	4.59%
Lipper Micro-Cap Funds Index	N/A	7.89%	27.61%	1.86%	N/A	6.51%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.04%	2.01%	15.85%	4.47%	N/A	7.62%
Russell Midcap Growth Index	N/A	7.85%	26.60%	4.93%	N/A	6.92%
Lipper Mid-Cap Growth Funds Index	N/A	7.61%	26.18%	5.85%	N/A	6.51%
Buffalo Science & Technology Fund (inception date 4/16/01)	1.03%	6.75%	20.77%	6.66%	N/A	6.63%
NYSE ARCA Tech 100 Index	N/A	6.26%	24.51%	5.69%	N/A	5.41%
Lipper Science & Technology Funds Index	N/A	6.23%	21.20%	5.17%	N/A	1.81%
Buffalo Small Cap Fund (inception date 4/14/98)	1.03%	5.65%	11.20%	3.64%	10.41%	12.51%
Russell 2000 Growth Index	N/A	9.24%	31.04%	4.34%	6.44%	3.59%
Lipper Small-Cap Growth Funds Index	N/A	8.81%	28.19%	3.28%	5.63%	4.92%

 * As reported in the Funds’ Prospectus dated July 29, 2010
 ** The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the BofA Merrill Lynch High Yield Master Index.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.
The Buffalo Balanced, International, China, Large Cap, Mid Cap, Science & Technology and Growth Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Micro Cap and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days.

The Funds’ returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the funds’ fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The BofA Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The Lipper Balanced Funds Index is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Micro-Cap Funds Index is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Lipper Multi-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The MSCI AC World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Hang Seng Index is a free-float capitalization-weighted index of selection of companies from the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities, and Properties. The index was developed with a base level of 100 as of July 31, 1964. NYSE ARCA Tech 100 Index is a price-weighted index comprised of stocks and ADRs of technology related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. The MSCI EAFE Net (USD) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

References to specific securities should not be construed as recommendations by the Funds or their Advisor. Please refer to the schedule of investments in the report for Fund holdings information. Current and future portfolio holdings are subject to risk.
Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology, foreign, lower- or non-rated securities and smaller companies.
Must be preceded or accompanied by a current prospectus.
Quasar Distributors, LLC, distributor. 5/11

Buffalo Balanced Fund
Hypothetical Growth of a $10,000 Investment

*	unmanaged indices
[1]	The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the BofA Merrill Lynch High Yield Master Index.
The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.
The BofA Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.

Buffalo China Fund
Hypothetical Growth of a $10,000 Investment

*	12/18/06 inception
**	unmanaged stock index
The MSCI China Free Index is a capitalization weighted index that measures the performance of stocks from the country of China.

Buffalo Growth Fund
Hypothetical Growth of a $10,000 Investment

*	unmanaged stock index
The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest U.S. companies in the Russell 3000 Index.

Buffalo High Yield Fund
Hypothetical Growth of a $10,000 Investment

*	unmanaged bond index
The BofA Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.

Buffalo International Fund
Hypothetical Growth of a $10,000 Investment

*	9/28/07 inception
**	unmanaged stock index
The MSCI EAFE Net (USD) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.
The MSCI AC World (ex U.S.) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S.

Buffalo Large Cap Fund
Hypothetical Growth of a $10,000 Investment

*	unmanaged stock index
The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index consists of the 1,000 largest companies in the Russell 3000 Index.

Buffalo Micro Cap Fund
Hypothetical Growth of a $10,000 Investment

*	5/21/04 inception
**	unmanaged stock index
The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities.

Buffalo Mid Cap Fund
Hypothetical Growth of a $10,000 Investment

*	12/17/01 inception
**	unmanaged stock index
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index.

Buffalo Science & Technology Fund
Hypothetical Growth of a $10,000 Investment

*	4/16/01 inception
**	unmanaged stock index
NYSE ARCA Tech 100 Index is a price-weighted index comprised of stocks and ADRs of technology related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses.

Buffalo Small Cap Fund
Hypothetical Growth of a $10,000 Investment

**	unmanaged stock index
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

   Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/10 – 3/31/11). This information is unaudited.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Balanced, China, International, Large Cap, Mid Cap, Science & Technology and Growth Funds within 60 days of purchase. The Buffalo High Yield, Micro Cap and Small Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE
FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO BALANCED FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,123.90	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$5.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO CHINA FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,029.60	$8.80
Hypothetical (5% return before expenses)	$1,000.00	$1,007.53	$8.71

*	Expenses are equal to the Fund’s annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,183.10	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,015.23	$4.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Effective December 1, 2010, the Fund’s management fee was reduced from 1.00% to 0.90%. If the Fund’s current management fees had been in effect throughout the entire period from October 1, 2010 to March 31, 2011, the expenses paid would have been $5.12 and $4.72 for the actual and hypothetical expenses paid, respectively.

BUFFALO HIGH YIELD FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,065.00	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$5.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,072.90	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,013.23	$5.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,179.20	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$5.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. Effective December 1, 2010, the Fund’s management fee was reduced from 1.00% to 0.90%. If the Fund’s current management fees had been in effect throughout the entire period from October 1, 2010 to March 31, 2011, the expenses paid would have been $5.27 and $4.87 for the actual and hypothetical expenses paid, respectively.

BUFFALO MICRO CAP FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,275.20	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,009.63	$7.67

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,144.70	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$5.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SCIENCE & TECHNOLOGY FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,184.50	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$5.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING	ENDING	EXPENSES PAID DURING
	ACCOUNT VALUE	ACCOUNT VALUE	PERIOD OCTOBER 1, 2010 -
	OCTOBER 1, 2010	MARCH 31, 2011	MARCH 31, 2011*

Actual	$1,000.00	$1,165.40	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$5.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

   Allocation of Portfolio Holdings

Percentages represent market value as a percentage of total investments as of March 31, 2011.

BUFFALO BALANCED FUND

Common Stocks	55.33%
Corporate Bonds	23.10%
Short-Term Investments	19.85%
Convertible Bonds	1.72%

BUFFALO CHINA FUND

Energy	20.59%
Materials	12.74%
Financials	11.36%
Telecommunication Services	11.21%
Industrials	10.22%
Consumer Discretionary	10.05%
Consumer Staples	7.69%
Health Care	6.18%
Information Technology	4.99%
Utilities	4.89%
Short-Term Investments	0.08%

BUFFALO GROWTH FUND

Information Technology	30.62%
Health Care	18.25%
Industrials	13.30%
Financials	12.72%
Short-Term Investments	7.15%
Consumer Discretionary	7.00%
Energy	3.82%
Materials	3.64%
Consumer Staples	3.50%

BUFFALO HIGH YIELD FUND

Corporate Bonds	64.34%
Convertible Bonds	15.32%
Short-Term Investments	7.99%
Common Stocks	7.29%
Convertible Preferred Stocks	3.67%
Preferred Stocks	1.39%

BUFFALO INTERNATIONAL FUND

Europe	52.03%
The Americas	27.61%
Asia	16.77%
Short-Term Investments	2.00%
Middle East	1.59%

BUFFALO LARGE CAP FUND

Information Technology	30.41%
Health Care	18.20%
Financials	17.12%
Consumer Discretionary	12.05%
Industrials	7.34%
Materials	5.25%
Consumer Staples	4.38%
Energy	2.64%
Short-Term Investments	2.61%

BUFFALO MICRO CAP FUND

Information Technology	42.17%
Health Care	14.53%
Consumer Discretionary	14.10%
Industrials	10.74%
Financials	7.94%
Materials	4.27%
Consumer Staples	3.20%
Short-Term Investments	3.05%

BUFFALO MID CAP FUND

Consumer Discretionary	29.25%
Information Technology	23.15%
Financials	17.94%
Health Care	10.78%
Short-Term Investments	7.07%
Industrials	6.04%
Materials	3.29%
Consumer Staples	2.48%

BUFFALO SCIENCE & TECHNOLOGY FUND

Information Technology	44.13%
Health Care	32.54%
Short-Term Investments	7.86%
Industrial	7.31%
Energy	3.68%
Materials	3.16%
Consumer Discretionary	1.32%

BUFFALO SMALL CAP FUND

Information Technology	29.17%
Consumer Discretionary	24.10%
Health Care	21.85%
Industrials	12.60%
Financials	7.48%
Short-Term Investments	4.73%
Preferred Stocks	0.07%

   Buffalo Balanced Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 55.19%
CONSUMER DISCRETIONARY — 0.41%
	Hotels, Restaurants & Leisure — 0.41%
10,000	McDonald’s Corp.	$760,900

	Total Consumer Discretionary (Cost $558,217)	760,900

CONSUMER STAPLES — 13.67%
	Beverages — 3.38%
60,000	The Coca Cola Co.	3,981,000
35,000	PepsiCo, Inc.	2,254,350

		6,235,350

	Food & Staples Retailing — 4.03%
40,000	Costco Wholesale Corp.	2,932,800
50,000	Sysco Corp.	1,385,000
60,000	Wal-Mart Stores, Inc.	3,123,000

		7,440,800

	Food Products — 2.43%
8,000	Campbell Soup Co.	264,880
20,000	Kellogg Co.	1,079,600
100,000	Kraft Foods Inc. — Class A	3,136,000

		4,480,480

	Household Products — 3.83%
25,000	Colgate-Palmolive Co.	2,019,000
30,000	Kimberly-Clark Corp.	1,958,100
50,000	The Procter & Gamble Co.	3,080,000

		7,057,100

	Total Consumer Staples (Cost $20,413,375)	25,213,730

ENERGY — 18.75%
	Energy Equipment & Services — 1.90%
40,000	Patterson-UTI Energy, Inc.	1,175,600
25,000	Schlumberger Ltd.	2,331,500

		3,507,100

	Oil, Gas & Consumable Fuels — 16.85%
70,000	Chevron Corp.	7,520,100
65,000	ConocoPhillips	5,190,900
50,000	Exxon Mobil Corp.	4,206,500
150,000	Frontier Oil Corp.(a)	4,398,000
25,000	Hess Corp.	2,130,250
75,000	Marathon Oil Corp.	3,998,250
50,000	Royal Dutch Shell PLC — ADR(c)	3,643,000

		31,087,000

	Total Energy (Cost $16,764,198)	34,594,100

FINANCIALS — 3.92%
	Insurance — 3.92%
50,000	The Allstate Corp.	1,589,000
60,000	Chubb Corp.	3,678,600
60,000	Cincinnati Financial Corp.	1,968,000

	Total Financials (Cost $6,940,109)	7,235,600

SHARES		FAIR VALUE*

HEALTH CARE — 7.09%
	Health Care Equipment & Supplies — 0.58%
20,000	Baxter International, Inc.	$1,075,400

	Pharmaceuticals — 6.51%
60,000	Abbott Laboratories	2,943,000
50,000	Eli Lilly & Co.	1,758,500
60,000	GlaxoSmithKline, PLC — ADR(c)	2,304,600
50,000	Johnson & Johnson	2,962,500
100,000	Pfizer, Inc.	2,031,000

		11,999,600

	Total Health Care (Cost $12,116,771)	13,075,000

INDUSTRIALS — 5.47%
	Aerospace & Defense — 1.20%
30,000	The Boeing Co.	2,217,900

	Commercial Services & Supplies — 2.09%
150,000	Pitney Bowes, Inc.(a)	3,853,500

	Industrial Conglomerates — 2.18%
200,000	General Electric Co.	4,010,000

	Total Industrials (Cost $11,859,173)	10,081,400

INFORMATION TECHNOLOGY — 4.41%
	Semiconductors & Semiconductor Equipment — 3.03%
100,000	Applied Materials, Inc.	1,562,000
200,000	Intel Corp.	4,034,000

		5,596,000

	Software — 1.38%
100,000	Microsoft Corp.	2,536,000

	Total Information Technology (Cost $7,810,080)	8,132,000

MATERIALS — 0.60%
	Chemicals — 0.60%
20,000	E.I. du Pont de Nemours & Co.	1,099,400

	Total Materials (Cost $837,633)	1,099,400

UTILITIES — 0.87%
	Gas Utilities — 0.19%
20,000	Questar Corp.	349,000

	Multi-Utilities — 0.68%
25,000	OGE Energy Corp.	1,264,000

	Total Utilities (Cost $1,246,626)	1,613,000

TOTAL COMMON STOCKS		101,805,130

(COST $78,546,182)

   Buffalo Balanced Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

FACE AMOUNT		FAIR VALUE*

CONVERTIBLE BONDS — 1.72%
HEALTH CARE — 1.72%
	Biotechnology — 1.72%
	Amylin Pharmaceuticals, Inc.
$2,300,000	2.500%, 04/15/2011	$2,305,750
1,000,000	3.000%, 06/15/2014	865,000

	Total Health Care (Cost $3,164,446)	3,170,750

TOTAL CONVERTIBLE BONDS		3,170,750

(COST $3,164,446)

CORPORATE BONDS — 23.05%
CONSUMER DISCRETIONARY — 7.70%
	Diversified Consumer Services — 1.95%
	Carriage Services, Inc.
3,000,000	7.875%, 01/15/2015	3,075,000
	Education Management LLC
500,000	8.750%, 06/01/2014	514,375

		3,589,375

	Hotels, Restaurants & Leisure — 1.89%
	Isle of Capri Casinos
3,500,000	7.000%, 03/01/2014	3,491,250

	Household Durables — 0.28%
	Sealy Mattress Co.
500,000	8.250%, 06/15/2014	507,500

	Leisure Equipment & Products — 1.01%
	Brunswick Corp.
2,000,000	7.375%, 09/01/2023	1,860,000

	Media — 1.73%
	Lions Gate Entertainment Corp.
3,000,000	10.250%, 11/01/2016 (Acquired 10/16/2009 through 10/27/2009, Cost $2,951,798)(b)(c)(d)	3,195,000

	Specialty Retail — 0.84%
	United Auto Group, Inc.
1,500,000	7.750%, 12/15/2016	1,558,125

	Total Consumer Discretionary (Cost $13,550,797)	14,201,250

CONSUMER STAPLES — 2.31%
	Food & Staples Retailing — 0.55%
	The Pantry, Inc.
1,000,000	7.750%, 02/15/2014	1,008,750

	Food Products — 1.76%
	Smithfield Foods, Inc.
3,000,000	7.750%, 07/01/2017	3,240,000

	Total Consumer Staples (Cost $3,932,132)	4,248,750

ENERGY — 9.74%
	Energy Equipment & Services — 1.02%
	Hornbeck Offshore Services, Inc.
1,500,000	6.125%, 12/01/2014	1,516,875
350,000	8.000%, 09/01/2017	363,125

		1,880,000

SHARES OR
FACE AMOUNT		FAIR VALUE*

ENERGY (Continued)

	Oil, Gas & Consumable Fuels — 8.72%
	Berry Petroleum Co.
$3,000,000	8.250%, 11/01/2016	$3,187,500
	Frontier Oil Corp.
2,000,000	8.500%, 09/15/2016	2,180,000
	Goodrich Petroleum Corp.
600,000	8.875%, 03/15/2019(d)	600,750
	Swift Energy Co.
5,000,000	7.125%, 06/01/2017	5,137,500
	United Refining Co.
5,000,000	10.500%, 02/28/2018 (Acquired 02/25/2011, Cost $4,823,285)(b)(d)	4,981,250

		16,087,000

	Total Energy (Cost $16,990,842)	17,967,000

HEALTH CARE — 0.14%
	Pharmaceuticals — 0.14%
	Warner Chilcott Corp.
250,000	7.750%, 09/15/2018(c)(d)	263,125

	Total Health Care (Cost $250,000)	263,125

INDUSTRIALS — 3.16%
	Aerospace & Defense — 0.20%
	Triumph Group Inc.
350,000	8.000%, 11/15/2017	376,250

	Commercial Services & Supplies — 0.29%
	Covanta Holding Corp.
500,000	7.250%, 12/01/2020	526,186

	Consumer Services & Supplies — 1.34%
	Interface, Inc.
2,445,000	9.500%, 02/01/2014	2,469,450

	Electrical Equipment — 0.14%
	Polypore International, Inc.
250,000	7.500%, 11/15/2017(d)	263,750

	Road & Rail — 1.19%
	Kansas City Southern de Mexico SA de CV
2,000,000	8.000%, 02/01/2018(c)	2,190,000

	Total Industrials (Cost $5,496,742)	5,825,636

TOTAL CORPORATE BONDS		42,505,761

(COST $40,220,513)

SHORT TERM INVESTMENTS — 19.80%
INVESTMENT COMPANIES — 19.80%
17,346,183	Fidelity Institutional Government Portfolio — 0.01%(e)	17,346,183
2,201,371	SEI Daily Income Treasury II — Class B — 0.01%(e)	2,201,371
16,981,423	The STIT-Treasury Portfolio — 0.02%(e)	16,981,423

	Total Investment Companies	36,528,977

   Buffalo Balanced Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

FACE AMOUNT	FAIR VALUE*

TOTAL SHORT TERM INVESTMENTS	$36,528,977

(COST $36,528,977)

TOTAL INVESTMENTS	184,010,618
(COST $158,460,118) — 99.76%

Other Assets in Excess of Liabilities — 0.24%	443,454

TOTAL NET ASSETS — 100.00%	$184,454,072

ADR — American Depositary Receipt

PLC — Public Limited Company

 (a) Portions of these investments are segregated as collateral for open written option contracts.

 (b) Restricted security deemed liquid. The total value of these restricted securities is $8,176,250 (4.43% of net assets) at March 31, 2011.

 (c) Foreign Issued Security. The total value of these securities amounted to $11,595,725 (6.29% of net assets) at March 31, 2011.

 (d) 144A Security. The total value of these 144A securities is $9,303,875 (5.04% of net assets) at March 31, 2011.

 (e) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

SCHEDULE OF OPTIONS WRITTEN
March 31, 2011

CONTRACTS		VALUE

CALL OPTIONS
	Frontier Oil Corp.
250	Expiration: April, 2011, Exercise Price: $30.72	$16,250
	Pitney Bowes, Inc.
100	Expiration: April, 2011, Exercise Price: $26.00	1,500

	Total Options Written (Premiums received $8,970)	$17,750

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo China Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 97.10%
CONSUMER DISCRETIONARY — 9.77%
	Automobiles — 3.48%
677,894	Chongqing Changan Automobile Co., Ltd.(a)	$542,068
190,000	Dongfeng Motor Group Co. Ltd. — Class H	323,402

		865,470

	Hotels, Restaurants & Leisure — 1.27%
4,000	Ctrip.com International, Ltd. — ADR(a)	165,960
105,000	Fairwood Holdings Ltd.	149,835

		315,795

	Media — 0.53%
20,500	Bona Film Group Ltd. — ADR(a)	131,200

	Specialty Retail — 2.29%
450,000	Hengdeli Holdings Ltd.	237,191
67,846	Lentuo International Inc. — ADR(a)	331,088

		568,279

	Textiles, Apparel & Luxury Goods — 2.20%
290,000	Anta Sports Products Ltd.	450,367
300,000	China Dongxiang Group Co.	94,876
2,576,800	Tack Fat Group International Ltd.(a)(b)(c)	—

		545,243

	Total Consumer Discretionary (Cost $5,429,424)	2,425,987

CONSUMER STAPLES — 7.47%
	Food Products — 6.51%
659,188	Asian Citrus Holdings Ltd.	760,325
665,000	Chaoda Modern Agriculture (Holdings) Ltd.	412,924
135,000	China Agri-Industries Holdings Ltd.	151,339
381,000	China Green (Holdings) Ltd.	293,395

		1,617,983

	Personal Products — 0.96%
32,000	Hengan International Group Co. Ltd.	237,371

	Total Consumer Staples (Cost $1,161,226)	1,855,354

ENERGY — 20.00%
	Oil, Gas & Consumable Fuels — 20.00%
662,000	China Petroleum & Chemical Corp. — Class H	663,826
138,500	China Shenhua Energy Co.	652,567
660,000	CNOOC Ltd.	1,663,035
636,000	PetroChina Company Ltd.	963,172
282,000	Yanzhou Coal Mining Company Ltd. — Class H	1,025,975

	Total Energy (Cost $2,193,295)	4,968,575

FINANCIALS — 11.04%
	Commercial Banks — 5.98%
500,000	Agricultural Bank of China Ltd. — Class H(a)	283,472
660,000	Bank of China Ltd. — Class H	367,395
428,000	China Construction Bank — Class H	401,118
522,500	Industrial & Commercial Bank of China Ltd. — Class H	433,931

		1,485,916

   Buffalo China Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

SHARES		FAIR VALUE*

FINANCIALS (Continued)

	Insurance — 3.10%
10,000	AIA Group Ltd.(a)	$30,790
40,000	China Life Insurance Co., Ltd. — Class H	150,156
40,000	China Taiping Insurance Holdings Co. Ltd.(a)	118,017
46,500	Ping An Insurance (Group) Co. of China Ltd. — Class H	471,363

		770,326

	Real Estate Management & Development — 1.96%
90,000	China Resources Land Ltd.	168,463
40,000	Hang Lung Properties Ltd.	175,097
100,000	Shimao Property Holdings Ltd.	141,672

		485,232

	Total Financials (Cost $2,310,753)	2,741,474

HEALTH CARE — 6.01%
	Biotechnology — 2.02%
29,000	3SBio, Inc. — ADR(a)	501,410

	Health Care Equipment & Supplies — 2.22%
1,400	China Kanghui Holdings, Inc. — ADR(a)	24,514
11,800	Mindray Medical International Ltd. — ADR(a)	297,360
80,000	Shandong Weigao Group Medical Polymer Co. Ltd. — Class H	228,320

		550,194

	Pharmaceuticals — 1.77%
805,200	Hua Han Bio-Pharmaceutical Holdings Ltd. — Class H	251,543
105,000	The United Laboratories International Holdings Ltd.	188,981

		440,524

	Total Health Care (Cost $985,794)	1,492,128

INDUSTRIALS — 9.93%
	Airlines — 3.00%
75,000	Cathay Pacific Airways Ltd.	179,725
1,273,000	China Southern Airline Co. Ltd. — Class H(a)	566,247

		745,972

	Construction & Engineering — 1.39%
86,000	China Communications Construction Co. — Class H	82,036
128,000	China Railway Construction Corp. Ltd. — Class H	132,960
200,000	China Railway Group Ltd. — Class H	129,073

		344,069

	Electrical Equipment — 1.16%
95,000	China High Speed Transmission Equipment Group Co.	152,175
40,000	Dongfang Electric Corp. Ltd. — Class H	135,758

		287,933

	Machinery — 0.78%
250,000	China Automation Group Ltd.	194,123

	Marine — 0.08%
50,350	China Shipping Container Lines Company Ltd. — Class H(a)	19,937

	Transportation Infrastructure — 3.52%
1,092,000	Anhui Expressway Co.	874,605

	Total Industrials (Cost $1,934,909)	2,466,639

SHARES		FAIR VALUE*

INFORMATION TECHNOLOGY — 4.85%
	Communications Equipment — 2.21%
340,000	O-Net Communication Group Ltd.(a)	$224,669
69,750	ZTE Corp. — Class H	324,604

		549,273

	IT Services — 0.90%
228,000	Travelsky Technology Ltd. — Class H	222,474

	Semiconductors & Semiconductor Equipment — 1.01%
8,300	Trina Solar Ltd. — ADR(a)	249,996

	Software — 0.73%
5,800	Longtop Financial Technologies Ltd. — ADR(a)	182,236

	Total Information Technology (Cost $934,515)	1,203,979

MATERIALS — 12.38%
	Chemicals — 0.91%
200,000	China BlueChemical Ltd. — Class H	163,784
145,000	Sinofert Holdings Ltd.(a)	62,447

		226,231

	Construction Materials — 5.54%
168,000	Anhui Conch Cement Co. Ltd.	1,050,736
350,000	China Shanshui Cement Group	326,667

		1,377,403

	Metals & Mining — 5.93%
836,000	Aluminum Corporation of China Ltd.(a)	795,315
203,000	Jiangxi Copper Company Ltd. — Class H	677,228

		1,472,543

	Total Materials (Cost $1,283,035)	3,076,177

TELECOMMUNICATION SERVICES — 10.90%
	Diversified Telecommunication Services — 6.74%
120,000	China Communications Services Corp. Ltd. — Class H	72,970
1,622,000	China Telecom Corp. Ltd. — Class H	990,480
368,000	China Unicom Hong Kong Ltd.	611,240

		1,674,690

	Wireless Telecommunication Services — 4.16%
112,000	China Mobile Ltd.	1,031,658

	Total Telecommunication Services (Cost $2,602,485)	2,706,348

UTILITIES — 4.75%
	Independent Power Producers & Energy Traders — 4.24%
588,000	Datang International Power Generation Company Ltd. — Class H	217,707
1,786,000	Huadian Power International Corp. Ltd. — Class H	362,777
808,000	Huaneng Power International, Inc. — Class H	472,633

		1,053,117

   Buffalo China Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

SHARES		FAIR VALUE*

UTILITIES (Continued)

	Water Utilities — 0.51%
250,000	Guangdong Investment Ltd.	$126,309

	Total Utilities (Cost $1,582,106)	1,179,426

TOTAL COMMON STOCKS		24,116,087

(COST $20,417,542)

SHORT TERM INVESTMENT — 0.08%
INVESTMENT COMPANY — 0.08%
20,092	Fidelity Institutional Government Portfolio — 0.01%(d)	20,092

	Total Investment Companies	20,092

TOTAL SHORT TERM INVESTMENT		20,092

(COST $20,092)

TOTAL INVESTMENTS — 97.18%		24,136,179
(COST $20,437,634)

Other Assets in Excess of Liabilities — 2.82%		700,909

TOTAL NET ASSETS — 100.00%		$24,837,088

ADR — American Depositary Receipt

 (a) Non Income Producing.

 (b) Portion or all of these securities deemed illiquid. The total value of these portions amounted to $0 (0.00% of net assets) at March 31, 2011.

 (c) Fair valued security. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2011.

 (d) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

As of March 31, 2011, the country diversification was as follows:

	FAIR
	VALUE	PERCENTAGE

China	$17,074,486	68.75%
Hong Kong	7,041,601	28.35%

Total Common Stock	$24,116,087	97.10%
Total Short Term Investment	20,092	0.08%

Total Investments	$24,136,179	97.18%
Other Assets in Excess of Liabilities	700,909	2.82%

TOTAL NET ASSETS	$24,837,088	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo Growth Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 95.14%
CONSUMER DISCRETIONARY — 7.18%
	Auto Components — 1.56%
119,800	Johnson Controls, Inc.	$4,980,086

	Hotels, Restaurants & Leisure — 4.53%
72,800	McDonald’s Corp.	5,539,352
169,400	WMS Industries Inc.(a)	5,988,290
58,100	Yum! Brands, Inc.	2,985,178

		14,512,820

	Specialty Retail — 1.09%
59,200	Abercrombie & Fitch Co. — Class A	3,475,040

	Total Consumer Discretionary (Cost $19,540,817)	22,967,946

CONSUMER STAPLES — 3.58%
	Beverages — 1.73%
83,600	The Coca Cola Co.	5,546,860

	Household Products — 1.85%
96,215	The Procter & Gamble Co.	5,926,844

	Total Consumer Staples (Cost $10,122,038)	11,473,704

ENERGY — 3.91%
	Energy Equipment & Services — 3.91%
96,000	Baker Hughes, Inc.	7,049,280
58,700	Schlumberger Ltd.	5,474,362

	Total Energy (Cost $10,433,942)	12,523,642

FINANCIALS — 13.04%
	Capital Markets — 4.01%
32,500	The Goldman Sachs Group, Inc.	5,150,275
151,300	Northern Trust Corp.	7,678,475

		12,828,750

	Diversified Financial Services — 9.03%
92,500	Global Payments Inc.	4,525,100
168,500	JPMorgan Chase & Co.	7,767,850
193,800	Moody’s Corp.	6,571,758
81,200	MSCI, Inc.(a)	2,989,784
95,700	Visa Inc.	7,045,434

		28,899,926

	Total Financials (Cost $40,109,127)	41,728,676

HEALTH CARE — 18.69%
	Health Care Equipment & Supplies — 7.00%
338,700	Align Technology, Inc.(a)	6,936,576
119,900	Baxter International, Inc.	6,447,023
96,000	DENTSPLY International, Inc.	3,551,040
69,600	Haemonetics Corp.(a)	4,561,584
49,300	Tornier NV(a)(b)	915,994

		22,412,217

   Buffalo Growth Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

SHARES		FAIR VALUE*

HEALTH CARE (Continued)

	Life Sciences Tools & Services — 5.60%
100,600	Agilent Technologies, Inc.(a)	$4,504,868
167,000	Charles River Laboratories International, Inc.(a)	6,409,460
252,700	Pharmaceutical Product Development, Inc.	7,002,317

		17,916,645

	Pharmaceuticals — 6.09%
124,800	Abbott Laboratories	6,121,440
111,100	Allergan, Inc.	7,890,322
92,900	Johnson & Johnson	5,504,325

		19,516,087

	Total Health Care (Cost $55,424,736)	59,844,949

INDUSTRIALS — 13.63%
	Aerospace & Defense — 1.68%
72,600	The Boeing Co.	5,367,318

	Air Freight & Logistics — 2.37%
81,000	FedEx Corp.	7,577,550

	Construction & Engineering — 1.50%
65,000	Fluor Corp.	4,787,900

	Electrical Equipment — 1.67%
91,700	Emerson Electric Co.	5,358,031

	Industrial Conglomerates — 4.27%
73,500	3M Co.	6,872,250
339,200	General Electric Co.	6,800,960

		13,673,210

	Machinery — 1.23%
71,600	Chart Industries, Inc.(a)	3,940,864

	Professional Services — 0.91%
72,100	The Corporate Executive Board Co.	2,910,677

	Total Industrials (Cost $37,574,087)	43,615,550

INFORMATION TECHNOLOGY — 31.38%
	Communications Equipment — 5.81%
411,200	Cisco Systems, Inc.(a)	7,052,080
127,300	Motorola Solutions, Inc.(a)	5,689,037
106,600	QUALCOMM Inc.	5,844,878

		18,585,995

	Computers & Peripherals — 3.93%
20,400	Apple Inc.(a)	7,108,380
113,800	NetApp, Inc.(a)	5,482,884

		12,591,264

	Electronic Equipment, Instruments & Components — 1.48%
96,500	Dolby Laboratories, Inc. — Class A(a)	4,748,765

	Internet Software & Services — 6.62%
125,000	Akamai Technologies, Inc.(a)	4,750,000
81,900	Ancestry.com, Inc.(a)	2,903,355
234,200	eBay Inc.(a)	7,269,568
10,700	Google Inc. — Class A(a)	6,272,447

		21,195,370

SHARES		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)

	Semiconductors & Semiconductor Equipment — 6.61%
336,400	Applied Materials, Inc.	$5,254,568
115,800	Broadcom Corp. — Class A	4,560,204
261,400	Intel Corp.	5,272,438
24,400	MKS Instruments, Inc.	812,520
152,000	Texas Instruments, Inc.	5,253,120

		21,152,850

	Software — 6.93%
291,340	Electronic Arts Inc.(a)	5,689,870
174,500	Microsoft Corp.	4,425,320
239,600	Oracle Corp.	7,995,452
79,400	Solera Holdings Inc.	4,057,340

		22,167,982

	Total Information Technology (Cost $93,871,553)	100,442,226

MATERIALS — 3.73%
	Chemicals — 3.73%
76,400	Monsanto Co.	5,520,664
63,300	Praxair, Inc.	6,431,280

	Total Materials (Cost $10,764,942)	11,951,944

TOTAL COMMON STOCKS		304,548,637

(COST $277,841,242)

SHORT TERM INVESTMENT — 7.32%
INVESTMENT COMPANY — 7.32%
23,444,270	Fidelity Institutional Government Portfolio — 0.01%(c)	23,444,270

	Total Investment Companies	23,444,270

TOTAL SHORT TERM INVESTMENT		23,444,270

(COST $23,444,270)

TOTAL INVESTMENTS — 102.46%		327,992,907
(COST $301,285,512)

Liabilities in Excess of Other Assets — (2.46)%		(7,879,721)

TOTAL NET ASSETS — 100.00%		$320,113,186

 (a) Non Income Producing.

 (b) Foreign Issued Security. The total value of these securities amounted to $915,994 (0.29% of net assets) at March 31, 2011.

 (c) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 7.13%
CONSUMER DISCRETIONARY — 2.93%
	Diversified Consumer Services — 1.06%
152,000	Lincoln Educational Services Corp.	$2,415,280

	Hotels, Restaurants & Leisure — 1.87%
121,334	WMS Industries Inc.(a)	4,289,157

	Total Consumer Discretionary (Cost $3,892,726)	6,704,437

CONSUMER STAPLES — 0.96%
	Food Products — 0.96%
35,000	Kraft Foods Inc. — Class A	1,097,600
35,000	Unilever NV — NY Shares — ADR(c)	1,097,600

	Total Consumer Staples (Cost $2,129,180)	2,195,200

ENERGY — 0.28%
	Oil, Gas & Consumable Fuels — 0.28%
6,000	Chevron Corp.	644,580

	Total Energy (Cost $572,833)	644,580

FINANCIALS — 1.00%
	Diversified Financial Services — 1.00%
50,000	JPMorgan Chase & Co.	2,305,000

	Total Financials (Cost $2,304,813)	2,305,000

HEALTH CARE — 1.52%
	Pharmaceuticals — 1.52%
48,000	Abbott Laboratories	2,354,400
19,000	Johnson & Johnson	1,125,750

	Total Health Care (Cost $3,344,229)	3,480,150

INDUSTRIALS — 0.44%
	Industrial Conglomerates — 0.44%
50,000	General Electric Co.	1,002,500

	Total Industrials (Cost $1,024,875)	1,002,500

SPECIAL PURPOSE ENTITY — 0.00%
	Broadcasting (except Internet) — 0.00%
725,000	Adelphia Recovery Trust(a)(b)(d)	—

	Total Special Purpose Entity (Cost $712,005)	—

TOTAL COMMON STOCKS		16,331,867

(COST $13,980,661)

CONVERTIBLE PREFERRED STOCKS — 3.59%
CONSUMER DISCRETIONARY — 0.96%
	Media — 0.96%
2,005	The Interpublic Group of Companies, Inc.	2,205,500

	Total Consumer Discretionary (Cost $2,015,050)	2,205,500

SHARES OR
FACE AMOUNT		FAIR VALUE*

FINANCIALS — 1.48%
	Commercial Banks — 1.48%
108,200	Boston Private Capital Trust I(a)	$3,381,250

	Total Financials (Cost $5,342,000)	3,381,250

HEALTH CARE — 1.15%
	Health Care Providers & Services — 1.15%
2,500	HEALTHSOUTH Corp.	2,635,000

	Total Health Care (Cost $2,563,619)	2,635,000

TOTAL CONVERTIBLE PREFERRED STOCKS		8,221,750

(COST $9,920,669)

PREFERRED STOCK — 1.37%
FINANCIALS — 1.37%
	Real Estate Management & Development — 1.37%
125,000	Firstservice Corp.(c)	3,125,000

	Total Financials (Cost $2,656,250)	3,125,000

TOTAL PREFERRED STOCK		3,125,000

(COST $2,656,250)

CONVERTIBLE BONDS — 14.98%
CONSUMER DISCRETIONARY — 0.55%
	Media — 0.55%
	The Interpublic Group of Companies, Inc.
$1,000,000	4.750%, 03/15/2023	1,266,250

	Total Consumer Discretionary (Cost $990,000)	1,266,250

CONSUMER STAPLES — 0.13%
	Food & Staples Retailing — 0.13%
	The Pantry, Inc.
300,000	3.000%, 11/15/2012	297,750

	Total Consumer Staples (Cost $265,449)	297,750

ENERGY — 1.93%
	Energy Equipment & Services — 1.93%
	Hornbeck Offshore Services Inc.
4,500,000	1.625%, 11/15/2026	4,421,250

	Total Energy (Cost $3,813,619)	4,421,250

FINANCIALS — 0.94%
	Capital Markets — 0.68%
	Janus Capital Group, Inc.
1,300,000	3.250%, 07/15/2014	1,566,500

	Real Estate Investment Trusts — 0.26%
	Host Hotels & Resorts LP
500,000	3.125%, 04/15/2024 (Acquired 02/19/2009, Cost $500,000)(e)(f)	591,875

	Total Financials (Cost $1,806,201)	2,158,375

   Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

FACE AMOUNT		FAIR VALUE*

HEALTH CARE — 7.75%
	Biotechnology — 3.28%
	Amylin Pharmaceuticals, Inc.
$4,890,000	2.500%, 04/15/2011	$4,902,225
3,000,000	3.000%, 06/15/2014	2,595,000

		7,497,225

	Health Care Equipment & Supplies — 2.98%
	American Medical Systems
137,000	3.250%, 07/01/2036	159,433
863,000	4.000%, 09/15/2041	1,157,499
	CONMED Corp.
1,500,000	2.500%, 11/15/2024	1,524,375
	NuVasive, Inc.
2,000,000	2.250%, 03/15/2013	1,972,500
	SonoSite, Inc.
1,800,000	3.750%, 07/15/2014	2,018,250

		6,832,057

	Life Sciences Tools & Services — 1.49%
	Charles River Laboratories International, Inc.
3,250,000	2.250%, 06/15/2013	3,404,375

	Total Health Care (Cost $16,612,832)	17,733,657

INDUSTRIALS — 2.22%
	Electrical Equipment — 1.22%
	General Cable Corp.
2,000,000	4.500%, 11/15/2029	2,802,500

	Trading Companies & Distributors — 1.00%
	WESCO International, Inc.
960,000	6.000%, 09/15/2029	2,284,800

	Total Industrials (Cost $2,798,389)	5,087,300

INFORMATION TECHNOLOGY — 1.35%
	Communications Equipment — 0.96%
	Ciena Corp.
1,500,000	4.000%, 03/15/2015(f)	2,205,000

	Semiconductors & Semiconductor Equipment — 0.39%
	Intel Corp.
850,000	2.950%, 12/15/2035	878,688

	Total Information Technology (Cost $2,342,180)	3,083,688

MATERIALS — 0.11%
	Metals & Mining — 0.11%
	Steel Dynamics, Inc.
200,000	5.125%, 06/15/2014	257,000

	Total Materials (Cost $200,000)	257,000

TOTAL CONVERTIBLE BONDS		34,305,270

(COST $28,828,670)

FACE AMOUNT		FAIR VALUE*

CORPORATE BONDS — 62.93%
CONSUMER DISCRETIONARY — 29.03%
	Diversified Consumer Services — 3.50%
	Carriage Services, Inc.
$3,000,000	7.875%, 01/15/2015	$3,075,000
	Education Management LLC
4,800,000	8.750%, 06/01/2014	4,938,000

		8,013,000

	Hotels, Restaurants & Leisure — 9.18%
	Ameristar Casinos, Inc.
4,000,000	9.250%, 06/01/2014	4,415,000
	Cedar Fair L.P.
600,000	9.125%, 08/01/2018 (Acquired 12/14/2010, Cost $642,474)(e)(f)	654,000
	Gaylord Entertainment Co.
3,000,000	6.750%, 11/15/2014	3,063,750
	Isle of Capri Casinos
2,928,000	7.000%, 03/01/2014	2,920,680
	Penn National Gaming, Inc.
1,600,000	8.750%, 08/15/2019	1,774,000
	Pinnacle Entertainment, Inc.
2,000,000	7.500%, 06/15/2015	2,045,000
	Royal Caribbean Cruises Ltd.
1,450,000	7.000%, 06/15/2013(c)	1,551,500
1,615,000	7.500%, 10/15/2027(c)	1,608,944
	Scientific Games International Inc.
350,000	7.875%, 06/15/2016 (Acquired 12/23/2010, Cost $350,875)(e)(f)	371,000
	Speedway Motorsports, Inc.
1,000,000	8.750%, 06/01/2016	1,101,250
500,000	6.750%, 02/01/2019(f)	506,250
	Town Sports International Holdings Inc.
1,000,000	11.000%, 02/01/2014	1,020,000

		21,031,374

	Household Durables — 2.58%
	Jarden Corp.
2,000,000	7.500%, 05/01/2017	2,145,000
	Sealy Mattress Co.
3,600,000	8.250%, 06/15/2014	3,654,000
90,000	10.875%, 04/15/2016 (Acquired 05/15/2009, Cost $87,235)(e)(f)	102,375

		5,901,375

	Internet & Catalog Retail — 0.50%
	HSN, Inc.
1,000,000	11.250%, 08/01/2016	1,137,500

	Leisure Equipment & Products — 0.81%
	Brunswick Corp.
2,000,000	7.375%, 09/01/2023	1,860,000

	Media — 3.80%
	Interactive Data Corp.
500,000	10.250%, 08/01/2018 (Acquired 07/20/2010, Cost $500,000)(e)(f)	560,000
	Lamar Media Corp.
2,750,000	6.625%, 08/15/2015	2,821,250
	Lions Gate Entertainment Corp.
5,000,000	10.250%, 11/01/2016 (Acquired 10/16/2009, Cost $4,805,483)(c)(e)(f)	5,325,000

		8,706,250

   Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

FACE AMOUNT		FAIR VALUE*

CONSUMER DISCRETIONARY (Continued)

	Specialty Retail — 4.96%
	AutoNation, Inc.
$2,000,000	7.000%, 04/15/2014	$1,995,000
	Sally Holdings LLC
650,000	9.250%, 11/15/2014	684,937
	Sonic Automotive, Inc.
3,525,000	9.000%, 03/15/2018	3,762,938
	United Auto Group, Inc.
4,725,000	7.750%, 12/15/2016	4,908,094

		11,350,969

	Textiles, Apparel & Luxury Goods — 3.70%
	Oxford Industries, Inc.
4,500,000	11.375%, 07/15/2015	5,051,250
	Phillips Van-Heusen
3,120,000	7.750%, 11/15/2023	3,430,633

		8,481,883

	Total Consumer Discretionary (Cost $61,883,249)	66,482,351

CONSUMER STAPLES — 6.62%
	Food & Staples Retailing — 2.05%
	The Pantry, Inc.
4,000,000	7.750%, 02/15/2014	4,035,000
	Susser Holdings LLC/Susser Finance Corp.
600,000	8.500%, 05/15/2016	652,500

		4,687,500

	Food Products — 1.30%
	Smithfield Foods, Inc.
2,750,000	7.750%, 07/01/2017	2,970,000

	Personal Products — 3.27%
	Prestige Brands Inc.
4,000,000	8.250%, 04/01/2018	4,240,000
	Revlon Consumer Products Corp.
3,000,000	9.750%, 11/15/2015	3,262,500

		7,502,500

	Total Consumer Staples (Cost $14,291,979)	15,160,000

ENERGY — 8.09%
	Energy Equipment & Services — 0.92%
	Gulfmark Offshore, Inc.
1,000,000	7.750%, 07/15/2014	1,025,000
	Parker Drilling Co.
1,000,000	9.125%, 04/01/2018	1,080,000

		2,105,000

	Oil, Gas & Consumable Fuels — 7.17%
	Berry Petroleum Co.
750,000	10.250%, 06/01/2014	873,750
2,000,000	8.250%, 11/01/2016	2,125,000
	Concho Resources, Inc.
1,750,000	8.625%, 10/01/2017	1,942,500
	Continental Resources, Inc.
100,000	8.250%, 10/01/2019	111,125
	Frontier Oil Corp.
1,000,000	6.875%, 11/15/2018	1,047,500

FACE AMOUNT		FAIR VALUE*

ENERGY (Continued)

	Goodrich Petroleum Corp.
$3,200,000	8.875%, 03/15/2019(f)	$3,204,000
	Inergy L.P./Inergy Financial Corp.
3,000,000	6.875%, 08/01/2021 (Acquired 01/19/2011, Cost $3,000,000)(e)(f)	3,131,250
	United Refining Co.
4,000,000	10.500%, 02/28/2018 (Acquired 02/25/2011, Cost $3,858,628)(e)(f)	3,985,000

		16,420,125

	Total Energy (Cost $17,559,099)	18,525,125

FINANCIALS — 0.81%
	Capital Markets — 0.81%
	Janus Capital Group, Inc.
1,825,000	6.125%, 09/15/2011	1,850,811

	Total Financials (Cost $1,753,860)	1,850,811

HEALTH CARE — 1.61%
	Pharmaceuticals — 1.61%
	Warner Chilcott Corp.
3,500,000	7.750%, 09/15/2018(c)(f)	3,683,750

	Total Health Care (Cost $3,533,750)	3,683,750

INDUSTRIALS — 13.86%
	Aerospace & Defense — 2.44%
	Transdigm, Inc.
2,000,000	7.750%, 12/15/2018 (Acquired 12/01/2010, Cost $2,000,000)(e)(f)	2,157,500
	Triumph Group Inc.
2,150,000	8.000%, 11/15/2017	2,311,250
1,000,000	8.625%, 07/15/2018	1,107,500

		5,576,250

	Commercial Services & Supplies — 4.42%
	Casella Waste Systems, Inc.
250,000	7.750%, 02/15/2019 (Acquired 01/26/2011, Cost $250,000)(e)(f)	251,250
	Cenveo Corp.
2,045,000	7.875%, 12/01/2013	1,998,987
	Covanta Holding Corp.
1,000,000	3.250%, 06/01/2014	1,185,000
1,000,000	7.250%, 12/01/2020	1,052,372
	Darling International, Inc.
100,000	8.500%, 12/15/2018 (Acquired 12/03/2010, Cost $100,000)(e)(f)	109,250
	Interface, Inc.
2,909,000	9.500%, 02/01/2014	2,938,090
	Mobile Mini, Inc.
2,500,000	6.875%, 05/01/2015	2,587,500

		10,122,449

	Electrical Equipment — 0.11%
	Polypore International, Inc.
250,000	7.500%, 11/15/2017(f)	263,750

	Machinery — 3.74%
	Altra Holdings, Inc.
1,500,000	8.125%, 12/01/2016	1,616,250
	American Railcar Industries, Inc.
1,000,000	7.500%, 03/01/2014	1,022,500

   Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)

	Chart Industries, Inc.
$2,530,000	9.125%, 10/15/2015	$2,656,500
	Gardner Denver, Inc.
1,200,000	8.000%, 05/01/2013	1,210,500
	Greenbrier Companies, Inc.
2,000,000	8.375%, 05/15/2015	2,070,000

		8,575,750

	Road & Rail — 3.15%
	Kansas City Southern de Mexico SA de CV
4,000,000	8.000%, 02/01/2018(c)	4,380,000
2,000,000	6.625%, 12/15/2020(c)(f)	2,050,000
	Kansas City Southern Railway Co.
650,000	13.000%, 12/15/2013	778,375

		7,208,375

	Total Industrials (Cost $29,565,925)	31,746,574

INFORMATION TECHNOLOGY — 2.67%
	Electronic Equipment, Instruments & Components — 1.71%
	Kemet Corp.
3,450,000	10.500%, 05/01/2018	3,907,125

	Semiconductors & Semiconductor Equipment — 0.96%
	KLA-Tencor Corp.
500,000	6.900%, 05/01/2018	552,216
	National Semiconductor Corp.
1,500,000	6.600%, 06/15/2017	1,652,706

		2,204,922

	Total Information Technology (Cost $5,419,451)	6,112,047

MATERIALS — 0.24%
	Metals & Mining — 0.24%
	Steel Dynamics, Inc.
500,000	7.625%, 03/15/2020	538,750

	Total Materials (Cost $500,000)	538,750

TOTAL CORPORATE BONDS		144,099,408

(COST $134,507,313)

SHARES	FAIR VALUE*

SHORT TERM INVESTMENTS — 7.82%
INVESTMENT COMPANY — 7.82%
17,889,496	Fidelity Institutional Government Portfolio — 0.01%(g)	$17,889,496

Total Investment Companies	17,889,496

TOTAL SHORT TERM INVESTMENT	17,889,496

(COST $17,889,496)

TOTAL INVESTMENTS — 97.82%	223,972,791
(COST $207,783,059)

Other Assets in Excess of Liabilities — 2.18%	5,002,967

TOTAL NET ASSETS — 100.00%	$228,975,758

ADR — American Depositary Receipt

 (a) Non Income Producing.

 (b) Fair valued security. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2011.

 (c) Foreign issued security. The total value of these securities amounted to $22,821,794 (9.97% of net assets) at March 31, 2011.

 (d) Illiquid Security. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2011.

 (e) Restricted security deemed liquid. The total value of these restricted securities is $17,238,500 (7.53% of net assets) at March 31, 2011.

 (f) 144A Security. The total value of these 144A securities is $29,151,250 (12.73% of net assets) at March 31, 2011.

 (g) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo International Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 90.21%
BERMUDA — 3.54%
	Food Products — 1.78%
350,000	Asian Citrus Holdings Ltd.	$389,211
507,068	Asian Citrus Holdings Ltd.	584,866

		974,077

	Industrial Conglomerates — 1.76%
21,600	Jardine Matheson Holding Ltd.	962,064

	Total Bermuda (Cost $1,675,266)	1,936,141

BRAZIL — 6.31%
	Diversified Financial Services — 2.24%
169,320	BM&F Bovespa SA	1,228,948

	Health Care Providers & Services — 2.08%
43,000	Diagnosticos da America SA	550,455
40,000	Fleury SA	588,001

		1,138,456

	Household Durables — 0.58%
24,700	Gafisa S.A. — ADR	317,148

	Real Estate Management & Development — 1.41%
36,000	BR Properties SA	378,819
16,000	Iguatemi Empresa de Shopping Centers SA	391,021

		769,840

	Total Brazil (Cost $3,109,789)	3,454,392

CAYMAN ISLANDS — 7.01%
	Biotechnology — 1.54%
48,800	3SBio, Inc. — ADR(a)	843,752

	Communications Equipment — 1.27%
1,050,000	O-Net Communication Group Ltd.(a)	693,831

	Construction Materials — 0.85%
500,000	China Shanshui Cement Group	466,668

	Health Care Equipment & Supplies — 0.99%
30,900	China Kanghui Holdings, Inc. — ADR(a)	541,059

	Hotels, Restaurants & Leisure — 0.73%
9,600	Ctrip.com International, Ltd. — ADR(a)	398,304

	Media — 0.36%
31,000	Bona Film Group Ltd. — ADR(a)	198,400

	Specialty Retail — 1.27%
392,000	Hengdeli Holdings Ltd.	206,619
100,554	Lentuo International Inc. — ADR(a)	490,704

		697,323

	Total Cayman Islands (Cost $3,111,410)	3,839,337

CHILE — 1.50%
	Beverages — 1.50%
13,900	Compania Cervecerias Unidas S.A. — ADR	821,490

	Total Chile (Cost $655,991)	821,490

SHARES		FAIR VALUE*

CHINA — 3.54%
	Food Products — 2.13%
1,080,498	Chaoda Modern Agriculture (Holdings) Ltd.	$670,922
645,000	China Green (Holdings) Ltd.	496,693

		1,167,615

	Health Care Equipment & Supplies — 1.41%
30,500	Mindray Medical International Ltd. — ADR(a)	768,600

	Total China (Cost $2,125,615)	1,936,215

FRANCE — 9.50%
	Beverages — 2.64%
9,000	Pernod Ricard SA	840,538
8,000	Remy Cointreau SA	602,477

		1,443,015

	Electrical Equipment — 1.53%
4,900	Schneider Electric	837,476

	Food Products — 2.04%
17,100	DANONE S.A.	1,117,067

	Machinery — 0.98%
4,800	Vallourec SA	538,488

	Multi-Utilities — 0.34%
6,000	Veolia Environnement — ADR	187,020

	Software — 1.28%
9,100	Dassault Systemes S.A.	699,375

	Textiles, Apparel & Luxury Goods — 0.69%
2,400	LVMH Moet Hennessy Louis Vuitton SA	379,921

	Total France (Cost $4,870,708)	5,202,362

GERMANY — 11.93%
	Food Products — 0.65%
1,700	KWS Saat AG	358,855

	Health Care Providers & Services — 1.89%
11,200	Fresenius SE	1,036,002

	Household Products — 1.71%
17,900	Henkel AG & Co. KGaA	935,183

	Industrial Conglomerates — 1.03%
4,100	Siemens AG — ADR	563,094

	Pharmaceuticals — 2.28%
13,100	Bayer AG	1,014,404
3,000	Bayer AG — ADR	233,160

		1,247,564

	Software — 1.12%
10,000	SAP AG — ADR	613,600

	Textiles, Apparel & Luxury Goods — 3.25%
14,700	Adidas AG	926,119
2,900	Puma AG Rudolf Dassler Sport	850,536

		1,776,655

	Total Germany (Cost $5,976,871)	6,530,953

   Buffalo International Fund

SCHEDULE OF INVESTMENTS
MARCH 31, 2011
(Continued)

SHARES		FAIR VALUE*

HONG KONG — 5.00%
	Automobiles — 0.43%
140,000	Dongfeng Motor Group Co. Ltd. — Class H	$238,296

	Health Care Equipment & Supplies — 0.23%
44,000	Shandong Weigao Group Medical Polymer Co. Ltd. — Class H	125,576

	Hotels, Restaurants & Leisure — 0.56%
215,000	Fairwood Holdings Ltd.	306,805

	IT Services — 1.00%
560,000	Travelsky Technology Ltd. — Class H	546,426

	Real Estate Management & Development — 0.52%
65,000	Hang Lung Properties Ltd.	284,533

	Textiles, Apparel & Luxury Goods — 1.72%
605,000	Anta Sports Products Ltd.	939,558

	Water Utilities — 0.37%
400,000	Guangdong Investment Ltd.	202,094

	Wireless Telecommunication Services — 0.17%
10,000	China Mobile Ltd.	92,112

	Total Hong Kong (Cost $2,209,833)	2,735,400

INDIA — 1.41%
	Pharmaceuticals — 1.41%
20,700	Dr. Reddy’s Laboratories Ltd. — ADR	772,110

	Total India (Cost $443,816)	772,110

ISRAEL — 1.56%
	Pharmaceuticals — 1.56%
17,000	Teva Pharmaceutical Industries Ltd. — ADR	852,890

	Total Israel (Cost $847,560)	852,890

JAPAN — 1.44%
	Electronic Equipment, Instruments & Components — 0.88%
34,000	Nippon Electric Glass Co., Ltd.	481,510

	Multiline Retail — 0.56%
7,500	Ryohin Keikaku Co. Ltd.	307,917

	Total Japan (Cost $767,695)	789,427

LUXEMBOURG — 2.09%
	Wireless Telecommunication Services — 2.09%
11,900	Millicom International Cellular SA	1,144,423

	Total Luxembourg (Cost $890,509)	1,144,423

MALAYSIA — 1.55%
	Airlines — 1.55%
955,000	AirAsia BHD(a)	848,188

	Total Malaysia (Cost $385,150)	848,188

MEXICO — 2.07%
	Wireless Telecommunication Services — 2.07%
19,500	America Movil SAB de C.V. — ADR	1,132,950

	Total Mexico (Cost $1,023,447)	1,132,950

SHARES		FAIR VALUE*

NETHERLANDS — 4.73%
	Food Products — 1.36%
23,800	Unilever NV — NY Shares — ADR	$746,368

	Industrial Conglomerates — 1.18%
20,000	Koninklijke Philips Electronics N.V. — ADR	643,400

	Semiconductors & Semiconductor Equipment — 2.19%
11,200	ASML Holding N.V. — NY Shares — ADR	498,400
56,300	STMicroelectronics N.V. — NY Shares — ADR	699,246

		1,197,646

	Total Netherlands (Cost $2,397,785)	2,587,414

NORWAY — 1.08%
	Commercial Services & Supplies — 1.08%
72,000	Tomra Systems Asa	588,472

	Total Norway (Cost $437,067)	588,472

SINGAPORE — 2.12%
	Hotels, Restaurants & Leisure — 0.34%
90,000	Mandarin Oriental International Ltd.	188,100

	Industrial Conglomerates — 1.78%
36,500	Jardine Strategic Holdings Ltd.(a)	974,550

	Total Singapore (Cost $895,221)	1,162,650

SWEDEN — 1.29%
	Communications Equipment — 0.76%
32,200	Telefonaktirbolaget LM Ericsson — ADR	414,092

	Specialty Retail — 0.53%
8,800	Hennes & Mauritz AB (H&M) — Class B	292,223

	Total Sweden (Cost $661,482)	706,315

SWITZERLAND — 12.92%
	Capital Markets — 4.66%
28,500	EFG International AG	423,544
53,900	GAM Holding AG	1,024,012
25,400	Julius Baer Group Ltd.	1,102,280

		2,549,836

	Chemicals — 1.30%
10,900	Syngenta Ag — ADR	710,353

	Electrical Equipment — 1.73%
39,100	ABB Ltd. — ADR	945,829

	Food Products — 1.54%
400	Barry Callebaut Ag	327,055
9,000	Nestle SA	515,895

		842,950

	Software — 1.69%
24,500	Temenos Group AG(a)	928,253

   Buffalo International Fund

SCHEDULE OF INVESTMENTS
MARCH 31, 2011
(Continued)

SHARES		FAIR VALUE*

SWITZERLAND (Continued)

	Textiles, Apparel & Luxury Goods — 2.00%
9,000	Compagnie Financiere Richemont SA — Class BR A	$519,815
1,300	The Swatch Group AG	574,774

		1,094,589

	Total Switzerland (Cost $5,669,160)	7,071,810

TAIWAN, PROVINCE OF CHINA — 1.35%
	Semiconductors & Semiconductor Equipment — 1.35%
60,781	Taiwan Semiconductor Manufacturing Company Ltd. — ADR	740,313

	Total Taiwan, Province of China (Cost $585,211)	740,313

UNITED KINGDOM — 7.38%
	Beverages — 1.45%
10,400	Diageo plc — ADR	792,688

	Capital Markets — 2.32%
41,500	Schroders PLC	1,155,737
5,000	Schroders PLC	113,016

		1,268,753

	Health Care Equipment & Supplies — 1.31%
12,700	Smith & Nephew PLC — ADR	716,407

	Hotels, Restaurants & Leisure — 1.04%
70,000	Millennium & Copthorne Hotels PLC	568,211

	Internet Software & Services — 1.26%
85,000	Telecity Group PLC(a)	693,380

	Total United Kingdom (Cost $3,648,852)	4,039,439

UNITED STATES — 0.89%
	Capital Markets — 0.47%
15,800	Artio Global Investors Inc.	255,328

	Software — 0.42%
10,700	AsiaInfo-Linkage Inc.(a)	231,655

	Total United States (Cost $641,664)	486,983

TOTAL COMMON STOCKS		49,379,674

(COST $43,030,102)

PREFERRED STOCKS — 5.70%
BRAZIL — 5.70%
	Beverages — 1.55%
29,900	Companhia de Bebidas das Americas (AMBEV) — ADR	846,469

	Oil, Gas & Consumable Fuels — 2.01%
30,900	Petroleo Brasileiro S.A. — ADR	1,098,186

SHARES		FAIR VALUE*

BRAZIL (Continued)

	Wireless Telecommunication Services — 2.14%
26,900	Tim Participacoes SA — ADR	$1,174,185

	Total Brazil (Cost $2,674,925)	3,118,840

TOTAL PREFERRED STOCKS		3,118,840

(COST $2,674,925)

SHORT TERM INVESTMENT — 1.95%
INVESTMENT COMPANY — 1.95%
1,067,306	Fidelity Institutional Government Portfolio — 0.01%(b)	1,067,306

	Total Investment Companies	1,067,306

TOTAL SHORT TERM INVESTMENT		1,067,306

(COST $1,067,306)

TOTAL INVESTMENTS — 97.86%		53,565,820
(COST $46,772,333)

Other Assets in Excess of Liabilities — 2.14%		1,169,374

TOTAL NET ASSETS — 100.00%		$54,735,194

ADR — American Depositary Receipt

PLC — Public Limited Company

 (a) Non Income Producing.

 (b) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo International Fund

SCHEDULE OF INVESTMENTS
MARCH 31, 2011
(Continued)

As of March 31, 2011, the industry diversification was as follows:

	FAIR
	VALUE	PERCENTAGE

Common Stocks
Airlines	$848,188	1.55%
Automobiles	238,296	0.44%
Beverage	3,057,193	5.59%
Biotechnology	843,752	1.54%
Capital Markets	4,073,917	7.44%
Chemicals	710,353	1.30%
Commercial Service & Supplies	588,472	1.07%
Communications Equipment	1,107,923	2.02%
Construction Materials	466,668	0.85%
Diversified Financial Services	1,228,948	2.24%
Electrical Equipment	1,783,305	3.26%
Electronic Equipment, Instruments & Components	481,510	0.88%
Food Products	5,206,932	9.51%
Health Care Equipment & Supplies	2,151,642	3.93%
Health Care Providers & Services	2,174,458	3.97%
Hotels, Resturants & Leisure	1,461,420	2.67%
Household Durable	317,148	0.58%
Household Products	935,183	1.71%
Industrial Conglomerates	3,143,108	5.74%
Internet Software & Services	693,379	1.27%
IT Services	546,426	1.00%
Machinery	538,488	0.98%
Media	198,400	0.36%
Multiline Retail	307,917	0.56%
Multi-Utilities	187,020	0.34%
Pharmaceuticals	2,872,564	5.25%
Real Estate Management & Development	1,054,373	1.93%
Semiconductors & Semiconductor Equipment	1,937,959	3.54%
Software	2,472,883	4.52%
Specialty Retail	989,546	1.81%
Textiles, Apparel & Luxury Goods	4,190,724	7.66%
Water Utilities	202,094	0.37%
Wireless Telecommunications	2,369,485	4.33%

Total Common Stocks	49,379,674	90.21%

Preferred Stocks
Beverage	846,469	1.55%
Oil, Gas & Consumable Fuels	1,098,186	2.01%
Wireless Telecommunications	1,174,185	2.14%

Total Preferred Stocks	3,118,840	5.70%

Short Term Investment
Investment Company	1,067,306	1.95%

Total Short Term Investment	1,067,306	1.95%
Total Investments	53,565,820	97.86%
Other Assets in Excess of Liabilities	1,169,374	2.14%

TOTAL NET ASSETS	$54,735,194	100.00%

   Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 96.06%
CONSUMER DISCRETIONARY — 11.88%
	Diversified Consumer Services — 2.10%
18,200	Apollo Group, Inc. — Class A(a)	$759,122

	Media — 4.33%
13,350	Viacom Inc. — Class B	621,042
21,800	The Walt Disney Co.	939,362

		1,560,404

	Specialty Retail — 3.19%
19,600	Abercrombie & Fitch Co. — Class A	1,150,520

	Textiles, Apparel & Luxury Goods — 2.26%
6,600	Polo Ralph Lauren Corp.	816,090

	Total Consumer Discretionary (Cost $3,083,421)	4,286,136

CONSUMER STAPLES — 4.32%
	Food & Staples Retailing — 2.50%
12,300	Costco Wholesale Corp.	901,836

	Personal Products — 1.82%
24,300	Avon Products, Inc.	657,072

	Total Consumer Staples (Cost $1,239,951)	1,558,908

ENERGY — 2.61%
	Energy Equipment & Services — 2.61%
10,079	Schlumberger Ltd.	939,968

	Total Energy (Cost $437,288)	939,968

FINANCIALS — 16.89%
	Capital Markets — 2.47%
17,600	Northern Trust Corp.	893,200

	Diversified Financial Services — 14.42%
19,700	American Express Co.	890,440
61,100	Bank of America Corp.	814,463
8,700	Franklin Resources, Inc.	1,088,196
25,700	JPMorgan Chase & Co.	1,184,770
8,200	T. Rowe Price Group, Inc.	544,644
9,200	Visa Inc.	677,304

		5,199,817

	Total Financials (Cost $4,678,789)	6,093,017

HEALTH CARE — 17.95%
	Biotechnology — 3.65%
31,000	Gilead Sciences, Inc.(a)	1,315,640

	Health Care Equipment & Supplies — 2.30%
10,450	Becton, Dickinson and Co.	832,029

	Health Care Providers & Services — 2.10%
30,300	HEALTHSOUTH Corp.(a)	756,894

	Life Sciences Tools & Services — 1.74%
14,000	Agilent Technologies, Inc.(a)	626,920

   Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

SHARES		FAIR VALUE*

HEALTH CARE (Continued)

	Pharmaceuticals — 8.16%
6,500	Bayer AG — ADR(b)	$505,180
39,100	Forest Laboratories, Inc.(a)	1,262,930
35,600	Merck & Co., Inc.	1,175,156

		2,943,266

	Total Health Care (Cost $5,221,825)	6,474,749

INDUSTRIALS — 7.24%
	Aerospace & Defense — 2.40%
11,700	The Boeing Co.	864,981

	Air Freight & Logistics — 3.27%
12,600	FedEx Corp.	1,178,730

	Construction & Engineering — 1.57%
7,700	Fluor Corp.	567,182

	Total Industrials (Cost $1,345,491)	2,610,893

INFORMATION TECHNOLOGY — 29.99%
	Communications Equipment — 6.68%
30,300	Cisco Systems, Inc.(a)	519,645
13,600	Motorola Solutions, Inc.(a)	607,784
23,400	QUALCOMM Inc.	1,283,022

		2,410,451

	Computers & Peripherals — 1.11%
8,300	NetApp, Inc.(a)	399,894

	Electronic Equipment, Instruments & Components — 1.50%
26,200	Corning, Inc.	540,506

	Internet Software & Services — 6.51%
42,200	eBay Inc.(a)	1,309,888
62,400	Yahoo!, Inc.(a)	1,038,960

		2,348,848

	Semiconductors & Semiconductor Equipment — 11.76%
81,600	Applied Materials, Inc.	1,274,592
21,700	Broadcom Corp. — Class A	854,546
56,800	Intel Corp.	1,145,656
28,000	Texas Instruments, Inc.	967,680

		4,242,474

	Software — 2.43%
44,900	Electronic Arts Inc.(a)	876,897

	Total Information Technology (Cost $8,857,292)	10,819,070

MATERIALS — 5.18%
	Chemicals — 5.18%
18,800	Monsanto Co.	1,358,488
8,000	Sigma-Aldrich Corp.	509,120

	Total Materials (Cost $1,556,687)	1,867,608

TOTAL COMMON STOCKS		34,650,349

(COST $26,420,744)

SHARES	FAIR VALUE*

SHORT TERM INVESTMENT — 2.57%
INVESTMENT COMPANY — 2.57%
928,417	Fidelity Institutional Government Portfolio — 0.01%(c)	$928,417

Total Investment Companies	928,417

TOTAL SHORT TERM INVESTMENT	928,417

(COST $928,417)

TOTAL INVESTMENTS — 98.63%	35,578,766
(COST $27,349,161)

Other Assets in Excess of Liabilities — 1.37%	493,407

TOTAL NET ASSETS — 100.00%	$36,072,173

ADR — American Depositary Receipt

 (a) Non Income Producing.

 (b) Foreign Issued Security. The total value of these securities amounted to $505,180 (1.40% of net assets) at March 31, 2011.

 (c) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo Micro Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 97.17%
CONSUMER DISCRETIONARY — 14.13%
	Diversified Consumer Services — 4.72%
75,500	National American University Holdings, Inc.	$535,295
7,200	Steiner Leisure Ltd.(a)(b)	333,072
31,300	Universal Technical Institute, Inc.	608,785

		1,477,152

	Hotels, Restaurants & Leisure — 3.61%
72,898	McCormick & Schmick’s Seafood Restaurants, Inc.(a)	526,324
56,700	Shuffle Master, Inc.(a)	605,556

		1,131,880

	Household Durables — 1.21%
81,355	The Dixie Group, Inc.(a)	379,114

	Internet & Catalog Retail — 1.04%
20,600	PetMed Express, Inc.	326,716

	Specialty Retail — 1.08%
10,000	Vitamin Shoppe, Inc.(a)	338,300

	Textiles, Apparel & Luxury Goods — 2.47%
22,600	Oxford Industries, Inc.	772,694

	Total Consumer Discretionary (Cost $3,914,686)	4,425,856

CONSUMER STAPLES — 3.21%
	Beverages — 1.96%
50,000	Primo Water Corp.(a)	612,500

	Food Products — 1.25%
85,600	Smart Balance, Inc.(a)	392,904

	Total Consumer Staples (Cost $1,081,020)	1,005,404

FINANCIALS — 7.96%
	Capital Markets — 3.17%
12,800	Cohen & Steers, Inc.	379,904
76,600	Sanders Morris Harris Group, Inc.	613,566

		993,470

	Diversified Financial Services — 4.79%
61,900	MarketAxess Holdings, Inc.	1,497,980

	Total Financials (Cost $1,664,124)	2,491,450

HEALTH CARE — 14.56%
	Health Care Equipment & Supplies — 9.49%
55,700	Align Technology, Inc.(a)	1,140,736
13,800	ICU Medical, Inc.(a)	604,164
13,925	Meridian Bioscience, Inc.	334,061
11,050	Neogen Corp.(a)	457,249
13,100	Sonosite, Inc.(a)	436,492

		2,972,702

	Health Care Providers & Services — 1.84%
17,000	National Research Corp.	576,980

	Health Care Technology — 2.40%
49,300	Omnicell, Inc.(a)	751,332

SHARES		FAIR VALUE*

HEALTH CARE (Continued)

	Life Sciences Tools & Services — 0.83%
12,000	ICON PLC — ADR(a)(b)	$259,080

	Total Health Care (Cost $2,328,529)	4,560,094

INDUSTRIALS — 10.76%
	Building Products — 1.28%
28,500	Ameresco, Inc. — Class A(a)	402,990

	Construction & Engineering — 3.17%
41,500	MYR Group Inc.(a)	992,680

	Machinery — 3.90%
22,200	Chart Industries, Inc.(a)	1,221,888

	Professional Services — 2.41%
16,900	Exponent, Inc.(a)	753,909

	Total Industrials (Cost $1,949,037)	3,371,467

INFORMATION TECHNOLOGY — 42.27%
	Communications Equipment — 2.30%
35,500	Meru Networks, Inc.(a)	721,005

	Computers & Peripherals — 5.16%
27,492	Rimage Corp.(a)	443,996
24,900	Stratasys, Inc.(a)	1,170,300

		1,614,296

	Electronic Equipment, Instruments & Components — 3.94%
14,200	DTS, Inc.(a)	662,146
33,000	Electro Scientific Industries, Inc.(a)	572,880

		1,235,026

	Internet Software & Services — 15.83%
12,102	comScore Inc.(a)	357,130
50,000	Cornerstone OnDemand, Inc.(a)	911,500
35,000	Envestnet, Inc.(a)	470,400
142,500	Internap Network Services Corp.(a)	936,225
40,900	The Knot, Inc.(a)	492,845
52,300	NIC, Inc.	651,658
40,000	SciQuest, Inc.(a)	580,800
36,000	SPS Commerce Inc.(a)	558,360

		4,958,918

	IT Services — 1.09%
28,000	Integral Systems, Inc(a)	340,760

	Semiconductors & Semiconductor Equipment — 4.47%
9,200	Cabot Microelectronics Corp.(a)	480,700
71,100	PDF Solutions, Inc.(a)	472,815
20,000	Supertex, Inc.(a)	445,600

		1,399,115

   Buffalo Micro Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

SHARES		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)

	Software — 9.48%
16,500	ACI Worldwide, Inc.(a)	$541,200
90,278	Deltek, Inc.(a)	686,113
56,800	PROS Holdings, Inc.(a)	827,576
22,500	Radiant Systems, Inc.(a)	398,250
0	Rovi Corp.(a)	1
41,000	Velti Plc St Helier(a)(b)	516,190

		2,969,330

	Total Information Technology (Cost $10,364,309)	13,238,450

MATERIALS — 4.28%
	Chemicals — 2.10%
46,500	Landec Corp.(a)	302,250
18,600	STR Holdings Inc.(a)	356,748

		658,998

	Metals & Mining — 2.18%
40,000	Horsehead Holding Corp.(a)	682,000

	Total Materials (Cost $918,137)	1,340,998

TOTAL COMMON STOCKS		30,433,719

(COST $22,219,842)

SHORT TERM INVESTMENT — 3.06%
INVESTMENT COMPANY — 3.06%
959,146	Fidelity Institutional Government Portfolio — 0.01%(c)	959,146

	Total Investment Companies	959,146

TOTAL SHORT TERM INVESTMENT		959,146

(COST $959,146)

TOTAL INVESTMENTS — 100.23%		31,392,865
(COST $23,178,988)

Liabilities in Excess of Other Assets — (0.23)%		(73,376)

TOTAL NET ASSETS — 100.00%		$31,319,489

ADR — American Depositary Receipt

PLC — Public Limited Company

 (a) Non Income Producing.

 (b) Foreign Issued Security. The total value of these securities amounted to $1,108,342 (3.54% of net assets) at March 31, 2011.

 (c) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 93.19%
CONSUMER DISCRETIONARY — 29.33%
	Auto Components — 4.78%
220,800	Autoliv, Inc.	$16,389,984
650,700	Gentex Corp.	19,683,675

		36,073,659

	Diversified Consumer Services — 6.08%
807,800	Career Education Corp.(a)	18,353,216
305,900	DeVry, Inc.	16,845,913
147,794	ITT Educational Services, Inc.(a)	10,663,337

		45,862,466

	Hotels, Restaurants & Leisure — 4.89%
50,400	Chipotle Mexican Grill, Inc.(a)	13,727,448
745,100	International Game Technology	12,092,973
297,675	Life Time Fitness, Inc.(a)	11,106,254

		36,926,675

	Specialty Retail — 9.83%
431,800	Abercrombie & Fitch Co. — Class A	25,346,660
1,283,400	Chico’s FAS, Inc.	19,122,660
329,800	PETsMART, Inc.	13,505,310
62,900	Tiffany & Co.	3,864,576
414,100	Urban Outfitters, Inc.(a)	12,352,603

		74,191,809

	Textiles, Apparel & Luxury Goods — 3.75%
137,200	Polo Ralph Lauren Corp.	16,964,780
166,000	Under Armour, Inc. — Class A(a)	11,296,300

		28,261,080

	Total Consumer Discretionary (Cost $153,402,349)	221,315,689

CONSUMER STAPLES — 2.49%
	Food & Staples Retailing — 2.49%
285,100	Whole Foods Market, Inc.	18,788,090

	Total Consumer Staples (Cost $11,310,736)	18,788,090

FINANCIALS — 17.99%
	Capital Markets — 7.84%
111,400	Affiliated Managers Group, Inc.(a)	12,183,818
442,900	Eaton Vance Corp.	14,279,096
1,105,400	Janus Capital Group, Inc.	13,784,338
373,300	Northern Trust Corp.	18,944,975

		59,192,227

	Consumer Finance — 1.27%
909,700	Netspend Holdings, Inc.(a)	9,570,044

	Diversified Financial Services — 8.88%
286,400	Global Payments Inc.	14,010,688
527,000	Moody’s Corp.	17,870,570
360,800	Morningstar, Inc.	21,063,504
380,500	MSCI, Inc.(a)	14,010,010

		66,954,772

	Total Financials (Cost $118,676,193)	135,717,043

   Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

SHARES		FAIR VALUE*

HEALTH CARE — 10.81%
	Biotechnology — 1.05%
694,600	Amylin Pharmaceuticals, Inc.(a)	$7,897,602

	Health Care Equipment & Supplies — 1.61%
329,400	DENTSPLY International, Inc.	12,184,506

	Health Care Providers & Services — 1.55%
467,500	HEALTHSOUTH Corp.(a)	11,678,150

	Life Sciences Tools & Services — 4.75%
361,400	Charles River Laboratories International, Inc.(a)	13,870,532
649,200	Pharmaceutical Product Development, Inc.	17,989,332
199,200	Qiagen N.V.(a)(b)	3,993,960

		35,853,824

	Pharmaceuticals — 1.85%
433,200	Forest Laboratories, Inc.(a)	13,992,360

	Total Health Care (Cost $76,822,364)	81,606,442

INDUSTRIALS — 6.06%
	Air Freight & Logistics — 1.12%
419,100	UTI Worldwide, Inc.(b)	8,482,584

	Commercial Services & Supplies — 2.83%
642,300	Covanta Holding Corp.	10,970,484
332,250	Iron Mountain, Inc.	10,376,168

		21,346,652

	Construction & Engineering — 2.11%
709,000	Quanta Services, Inc.(a)	15,902,870

	Total Industrials (Cost $39,673,066)	45,732,106

INFORMATION TECHNOLOGY — 23.22%
	Computers & Peripherals — 0.81%
127,100	NetApp, Inc.(a)	6,123,678

	Electronic Equipment, Instruments & Components — 2.46%
376,700	Dolby Laboratories, Inc. — Class A(a)	18,537,407

	Internet Software & Services — 3.97%
201,200	Akamai Technologies, Inc.(a)	7,645,600
85,500	Equinix, Inc.(a)	7,789,050
915,500	Monster Worldwide, Inc.(a)	14,556,450

		29,991,100

	IT Services — 4.83%
225,600	Fiserv, Inc.(a)	14,149,632
65,500	FleetCor Technologies Inc.(a)	2,139,230
786,700	NeuStar, Inc.(a)	20,123,786

		36,412,648

	Semiconductors & Semiconductor Equipment — 5.86%
563,100	KLA-Tencor Corp.	26,674,046
1,221,200	National Semiconductor Corp.	17,512,008

		44,186,054

SHARES		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)

	Software — 5.29%
911,000	Electronic Arts Inc.(a)	$17,791,830
258,000	Red Hat, Inc.(a)	11,710,620
204,400	Solera Holdings Inc.	10,444,840

		39,947,290

	Total Information Technology (Cost $150,897,619)	175,198,177

MATERIALS — 3.29%

	Chemicals — 3.29%
169,200	FMC Corp.	14,370,156
164,800	Sigma-Aldrich Corp.	10,487,872

	Total Materials (Cost $16,442,450)	24,858,028

TOTAL COMMON STOCKS		703,215,575

(COST $567,224,777)

SHORT TERM INVESTMENT — 7.09%
INVESTMENT COMPANY — 7.09%
53,477,554	Fidelity Institutional Government Portfolio — 0.01%(c)	53,477,554

	Total Investment Companies	53,477,554

TOTAL SHORT TERM INVESTMENT		53,477,554

(COST $53,477,554)

TOTAL INVESTMENTS — 100.28%		756,693,129
(Cost $620,702,331)

Liabilities in Excess of Other Assets — (0.28)%		(2,105,755)

TOTAL NET ASSETS — 100.00%		$754,587,374

 (a) Non Income Producing.

 (b) Foreign Issued Security. The total value of these securities amounted to $12,476,544 (1.65% of net assets) at March 31, 2011.

 (c) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo Science & Technology Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 94.23%
CONSUMER DISCRETIONARY — 1.35%
	Diversified Consumer Services — 1.35%
118,200	Apollo Group, Inc. — Class A(a)	$4,930,122

	Total Consumer Discretionary (Cost $4,755,358)	4,930,122

ENERGY — 3.76%
	Energy Equipment & Services — 3.76%
100,300	Baker Hughes, Inc.	7,365,029
67,825	Schlumberger Ltd.	6,325,360

	Total Energy (Cost $7,292,529)	13,690,389

HEALTH CARE — 33.28%
	Biotechnology — 4.23%
581,000	Amylin Pharmaceuticals, Inc.(a)	6,605,970
207,400	Gilead Sciences, Inc.(a)	8,802,056

		15,408,026

	Health Care Equipment & Supplies — 10.39%
462,300	Align Technology, Inc.(a)	9,467,904
235,300	American Medical Systems Holdings, Inc.(a)	5,091,892
102,500	Baxter International Inc.	5,511,425
86,300	Becton, Dickinson and Co.	6,871,206
124,800	DENTSPLY International, Inc.	4,616,352
248,000	NuVasive, Inc.(a)	6,279,360

		37,838,139

	Health Care Providers & Services — 1.32%
192,000	HEALTHSOUTH Corp.(a)	4,796,160

	Health Care Technology — 2.62%
113,900	athenahealth Inc.(a)	5,140,307
68,600	Computer Programs and Systems, Inc.	4,409,608

		9,549,915

	Life Sciences Tools & Services — 6.49%
75,800	Agilent Technologies, Inc.(a)	3,394,324
172,800	Charles River Laboratories International, Inc.(a)	6,632,064
1,700	Dionex Corp.(a)	200,685
264,400	Pharmaceutical Product Development, Inc.	7,326,524
84,900	Techne Corp.	6,078,840

		23,632,437

	Pharmaceuticals — 8.23%
112,200	Allergan, Inc.	7,968,444
302,200	Forest Laboratories, Inc.(a)	9,761,060
170,000	Merck & Co., Inc.	5,611,700
285,200	Warner Chilcott PLC — Class A(b)	6,639,456

		29,980,660

	Total Health Care (Cost $109,284,402)	121,205,337

INDUSTRIALS — 7.48%
	Aerospace & Defense — 1.43%
115,700	Ceradyne, Inc.(a)	5,215,756

	Construction & Engineering — 1.76%
285,900	Quanta Services, Inc.(a)	6,412,737

SHARES		FAIR VALUE*

INDUSTRIALS (Continued)

	Machinery — 2.65%
175,100	Chart Industries, Inc.(a)	$9,637,504

	Professional Services — 1.64%
147,900	The Corporate Executive Board Co.	5,970,723

	Total Industrials (Cost $15,923,808)	27,236,720

INFORMATION TECHNOLOGY — 45.13%
	Communications Equipment — 5.45%
479,500	Cisco Systems, Inc.(a)	8,223,425
91,000	Motorola Solutions, Inc.(a)	4,066,790
137,900	QUALCOMM Inc.	7,561,057

		19,851,272

	Computers & Peripherals — 3.00%
254,100	EMC Corp.(a)	6,746,355
87,000	NetApp, Inc.(a)	4,191,660

		10,938,015

	Electronic Equipment, Instruments & Components — 3.10%
313,600	Corning, Inc.	6,469,568
79,200	Dolby Laboratories, Inc. — Class A(a)	3,897,432
27,525	National Instruments Corp.	901,994

		11,268,994

	Internet Software & Services — 10.16%
118,700	Akamai Technologies, Inc.(a)	4,510,600
90,500	Ancestry.com, Inc.(a)	3,208,225
95,300	Digital River, Inc.(a)	3,567,079
251,500	eBay Inc.(a)	7,806,560
50,200	Equinix, Inc.(a)	4,573,220
11,200	Google Inc. — Class A(a)	6,565,552
405,600	Yahoo!, Inc.(a)	6,753,240

		36,984,476

	IT Services — 6.08%
95,100	Fiserv, Inc.(a)	5,964,672
52,000	International Business Machines Corp. (IBM)	8,479,640
301,400	NeuStar, Inc.(a)	7,709,812

		22,154,124

	Semiconductors & Semiconductor Equipment — 10.26%
397,500	Applied Materials, Inc.	6,208,950
98,900	Broadcom Corp. — Class A	3,894,682
147,285	FormFactor Inc.(a)	1,517,035
289,550	Intel Corp.	5,840,224
126,750	Maxim Integrated Products, Inc.	3,244,800
50,000	Microchip Technology Inc.	1,900,500
140,900	MKS Instruments, Inc.	4,691,970
155,737	Semtech Corp.(a)	3,896,540
178,100	Texas Instruments, Inc.	6,155,136

		37,349,837

   Buffalo Science & Technology Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

SHARES		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)

	Software — 7.08%
49,800	Citrix Systems, Inc.(a)	$3,658,308
335,400	Electronic Arts Inc.(a)	6,550,362
163,200	Microsoft Corp.	4,138,752
267,700	Oracle Corp.	8,933,149
55,300	Red Hat, Inc.(a)	2,510,067

		25,790,638

	Total Information Technology (Cost $131,390,676)	164,337,356

MATERIALS — 3.23%
	Chemicals — 3.23%
45,300	FMC Corp.	3,847,329
109,700	Monsanto Co.	7,926,922

	Total Materials (Cost $9,729,636)	11,774,251

TOTAL COMMON STOCKS		343,174,175

(COST $278,376,409)

SHORT TERM INVESTMENT — 8.03%
INVESTMENT COMPANY — 8.03%
29,261,329	Fidelity Institutional Government Portfolio — 0.01%(c)	29,261,329

	Total Investment Companies	29,261,329

TOTAL SHORT TERM INVESTMENT		29,261,329

(COST $29,261,329)

TOTAL INVESTMENTS — 102.26%		372,435,504
(COST $307,637,738)

Liabilities in Excess of Other Assets — (2.26)%		(8,247,475)

TOTAL NET ASSETS — 100.00%		$364,188,029

PLC —	Public Limited Company

 (a) Non Income Producing.

 (b) Foreign Issued Security. The total value of this security amounted to $6,639,456 (1.82% of net assets) at March 31, 2011.

 (c) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2011

SHARES		FAIR VALUE*

COMMON STOCKS — 95.15%
CONSUMER DISCRETIONARY — 24.09%
	Auto Components — 2.07%
2,161,064	Gentex Corp.	$65,372,186

	Diversified Consumer Services — 6.34%
591,500	Capella Education Co.(a)	29,450,785
3,816,300	Career Education Corp.(a)	86,706,336
7,117,865	Corinthian Colleges, Inc.(a)(d)	31,460,963
512,183	DeVry, Inc.	28,205,918
1,240,000	Universal Technical Institute, Inc.(c)(d)	24,118,000

		199,942,002

	Hotels, Restaurants & Leisure — 13.83%
2,864,494	Ameristar Casinos, Inc.(c)	50,844,768
2,593,950	Life Time Fitness, Inc.(a)(d)	96,780,275
2,250,500	P.F. Chang’s China Bistro, Inc.(d)	103,950,595
700,750	Panera Bread Co.(a)	88,995,250
2,719,025	WMS Industries, Inc.(a)	96,117,534

		436,688,422

	Specialty Retail — 0.76%
887,200	Christopher & Banks Corp.	5,749,056
6,937,300	Coldwater Creek, Inc.(a)(c)(d)	18,314,472

		24,063,528

	Textiles, Apparel & Luxury Goods — 1.09%
1,008,225	Oxford Industries, Inc.(d)	34,471,213

	Total Consumer Discretionary (Cost $594,361,995)	760,537,351

FINANCIALS — 7.48%
	Capital Markeets — 2.97%
2,307,850	Waddell & Reed Financial, Inc. — Class A	93,721,789

	Diversified Financial Services — 2.91%
1,736,706	MarketAxess Holdings, Inc.(c)	42,028,285
854,900	Morningstar, Inc.(c)	49,909,062

		91,937,347

	Real Estate Management & Development — 1.60%
1,323,100	FirstService Corp.(a)(b)(c)	50,317,493

	Total Financials (Cost $96,109,426)	235,976,629

HEALTH CARE — 21.84%
	Biotechnology — 1.57%
4,369,550	Amylin Pharmaceuticals, Inc.(a)	49,681,783

	Health Care Equipment & Services — 1.36%
1,577,400	PSS World Medical, Inc.(a)	42,826,410

	Health Care Equipment & Supplies — 8.27%
5,344,525	Align Technology, Inc.(a)(d)	109,455,872
2,946,460	American Medical Systems Holdings, Inc.(a)	63,761,394
831,800	Haemonetics Corp.(a)	54,516,172
1,957,650	Wright Medical Group, Inc.(a)	33,299,627

		261,033,065

	Health Care Providers & Services — 1.84%
2,309,000	VCA Antech, Inc.(a)	58,140,620

   Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS
March 31, 2011
(Continued)

SHARES		FAIR VALUE*

HEALTH CARE (Continued)

	Health Care Technology — 2.66%
1,863,300	athenahealth Inc.(a)(d)	$84,090,729

	Life Sciences Tools & Services — 6.14%
1,140,843	Charles River Laboratories International, Inc.(a)	43,785,554
2,040,900	ICON PLC — ADR(a)(b)	44,063,031
1,686,856	Pharmaceutical Product Development, Inc.	46,742,780
827,400	Techne Corp.(c)	59,241,840

		193,833,205

	Total Health Care (Cost $537,642,258)	689,605,812

INDUSTRIALS — 12.59%
	Aerospace & Defense — 2.66%
337,000	Ceradyne, Inc.(a)	15,191,960
3,496,500	Hexcel Corp.(a)	68,846,085

		84,038,045

	Machinery — 1.82%
551,369	Valmont Industries, Inc.	57,546,383

	Professional Services — 8.11%
2,582,860	The Corporate Executive Board Co.(c)(d)	104,270,058
956,100	Costar Group, Inc.(a)(c)	59,928,348
1,145,500	FTI Consulting, Inc.(a)	43,907,015
2,151,900	Korn Ferry International(a)	47,922,813

		256,028,234

	Total Industrials (Cost $258,154,721)	397,612,662

INFORMATION TECHNOLOGY — 29.15%
	Communications Equipment — 4.16%
2,236,908	Adtran, Inc.	94,979,114
1,398,000	Ciena Corp.(a)	36,292,080

		131,271,194

	Computers & Peripherals — 1.42%
1,265,400	Diebold, Inc.	44,871,084

	Electronic Equipment, Instruments & Components — 2.62%
502,392	Dolby Laboratories, Inc. — Class A(a)	24,722,710
1,774,462	National Instruments Corp.	58,149,120

		82,871,830

	Internet Software & Services — 6.40%
457,700	Ancestry.com, Inc.(a)	16,225,465
3,342,000	DealerTrack Holdings Inc.(a)(c)(d)	76,732,320
723,775	Dice Holdings Inc.(a)	10,936,240
2,767,000	Internap Network Services Corp.(a)(c)(d)	18,179,190
2,037,600	The Knot, Inc.(a)(c)(d)	24,553,080
3,488,400	Monster Worldwide, Inc.(a)	55,465,560

		202,091,855

	IT Services — 1.96%
2,419,733	NeuStar, Inc.(a)	61,896,770

	Semiconductors & Semiconductor Equipment — 10.52%
1,359,346	Cabot Microelectronics Corp.(a)(c)(d)	71,025,829
2,443,050	Fairchild Semiconductor International, Inc.(a)	44,463,510

SHARES		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)

3,215,725	FormFactor, Inc.(a)(d)	$33,121,968
3,266,068	MKS Instruments, Inc.(c)(d)	108,760,064
2,990,458	Semtech Corp.(a)	74,821,259

		332,192,630

	Software — 2.07%
127,800	Blackboard, Inc.(a)	4,631,472
1,854,492	Manhattan Associates, Inc.(a)(c)(d)	60,678,978

		65,310,450

	Total Information Technology (Cost $652,850,324)	920,505,813

TOTAL COMMON STOCKS		3,004,238,267

(COST $2,139,118,724)

PREFERRED STOCKS — 0.07%
FINANCIALS — 0.07%
	Real Estate Management & Development — 0.07%
96,700	Firstservice Corp.(b)	2,417,500

	Total Financials (Cost $1,738,105)	2,417,500

TOTAL PREFERRED STOCKS		2,417,500

(COST $1,738,105)

SHORT TERM INVESTMENT — 4.73%
INVESTMENT COMPANY — 4.73%
149,345,907	Fidelity Institutional Government Portfolio — 0.01%(e)	149,345,907

	Total Investment Companies	149,345,907

TOTAL SHORT TERM INVESTMENT		149,345,907

(COST $149,345,907)

TOTAL INVESTMENTS — 99.95%		3,156,001,674
(COST $2,290,202,736)

Other Assets in Excess of Liabilities — 0.05%		1,443,052

TOTAL NET ASSETS — 100.00%		$3,157,444,726

ADR —	American Depositary Receipt

PLC —	Public Limited Company

 (a) Non Income Producing.

 (b) Foreign Issued Security. The total value of these securities amounted to $96,798,024 (3.07% of net assets) at March 31, 2011.

 (c) Portion or all of these securities deemed illiquid. The total value of these portions amounted to amounted to $301,220,227 (9.54% of net assets) at March 31, 2011.

 (d) Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. The total value of these securities amounted to $999,963,605 (31.67% of net assets) at March 31, 2011.

 (e) 7-day yield.

 * See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

   Statements of Assets and Liabilities

March 31, 2011

	BUFFALO	BUFFALO	BUFFALO
	BALANCED	CHINA	GROWTH
	FUND	FUND	FUND

ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$158,460,118	$20,437,634	$301,285,512
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at cost	$158,460,118	$20,437,634	$301,285,512

Investments in securities, at value:
Investments in securities of unaffiliated issuers	$184,010,618	$24,136,179	$327,992,907
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at value	184,010,618	24,136,179	327,992,907
Cash	—	—	—
Cash denominated in foreign currency, at value:(1)	—	708,926	—
Receivables:
Investments sold	—	—	6,079,383
Fund shares sold	261,812	15,966	2,396,418
Dividends	244,988	37,032	221,492
Interest	770,364	2	376
Other assets	10,419	10,023	33,863

Total assets	185,298,201	24,908,128	336,724,439

LIABILITIES:
Payables:
Investments purchased	648,854	—	16,311,334
Written Options, at Value(2)	17,750	—	—
Fund shares purchased	23,912	8,618	53,164
Management fees	152,568	30,608	225,928
Custodian	—	7,000	—
Accrued expenses	1,045	24,814	20,827

Total liabilities	844,129	71,040	16,611,253

NET ASSETS	$184,454,072	$24,837,088	$320,113,186

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$161,428,154	$31,230,493	$285,457,218
Undistributed net investment income	126,776	12,214	69,085
Accumulated net realized gain (loss) from investment and foreign currency transactions	(2,642,578)	(10,104,587)	7,879,488
Net unrealized appreciation from Investments and translation of assets and liabilities in foreign currency	25,541,720	3,698,968	26,707,395

NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$184,454,072	$24,837,088	$320,113,186

Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited

Outstanding	15,688,723	2,850,737	12,241,744

NET ASSET VALUE PER SHARE	$11.76	$8.71	$26.15

(1) Cash denominated in foreign currencies, at cost	—	708,503	—
(2) Written options, premiums received	8,970	—	—

The accompanying notes are an integral part of these financial statements.

					BUFFALO
BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO	SCIENCE &	BUFFALO
HIGH YIELD	INTERNATIONAL	LARGE CAP	MICRO CAP	MID CAP	TECHNOLOGY	SMALL CAP
FUND	FUND	FUND	FUND	FUND	FUND	FUND

$207,783,059	$46,772,333	$27,349,161	$23,178,988	$620,702,331	$307,637,738	$1,469,046,264
—	—	—	—	—	—	821,156,472

$207,783,059	$46,772,333	$27,349,161	$23,178,988	$620,702,331	$307,637,738	$2,290,202,736

$223,972,791	$53,565,820	$35,578,766	$31,392,865	$756,693,129	$372,435,504	$2,156,038,069
—	—	—	—	—	—	999,963,605

223,972,791	53,565,820	35,578,766	31,392,865	756,693,129	372,435,504	3,156,001,674
46,484	—	—	—	—	—	35,960
—	1,174,925	—	—	—	—	—

646,945	—	493,198	498,952	6,931,879	726,647	1,508,352
2,136,795	73,309	75,731	72,593	2,115,118	850,105	3,858,767
150,025	112,826	30,825	10,764	473,780	158,273	552,546
3,356,414	36	17	29	813	485	2,890
29,856	8,629	11,249	11,358	33,867	27,802	76,945

230,339,310	54,935,545	36,189,786	31,986,561	766,248,586	374,198,816	3,162,037,134

1,129,449	144,427	86,033	625,411	7,614,020	9,161,163	—
—	—	—	—	—	—	—
36,751	—	3,913	4,055	3,393,528	538,722	1,980,520
191,971	42,907	27,223	36,834	628,317	301,124	2,597,334
—	6,198	—	—	—	—	—
5,381	6,819	444	772	25,347	9,778	14,554

1,363,552	200,351	117,613	667,072	11,661,212	10,010,787	4,592,408

$228,975,758	$54,735,194	$36,072,173	$31,319,489	$754,587,374	$364,188,029	$3,157,444,726

$212,825,326	$51,991,019	$27,810,442	$29,633,398	$606,366,669	$285,046,148	$2,295,706,984
271,360	9,687	62,922	—	—	—	—
(310,660)	(4,061,675)	(30,796)	(6,527,786)	12,229,907	14,344,115	(4,061,196)
16,189,732	6,796,163	8,229,605	8,213,877	135,990,798	64,797,766	865,798,938

$228,975,758	$54,735,194	$36,072,173	$31,319,489	$754,587,374	$364,188,029	$3,157,444,726

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

19,998,787	5,592,311	1,720,642	3,059,050	43,743,766	22,365,676	114,047,298

$11.45	$9.79	$20.96	$10.24	$17.25	$16.28	$27.69

—	1,172,249	—	—	—	—	—
—	—	—	—	—	—	—

   Statements of Operations

For the Year Ended March 31, 2011

	BUFFALO	BUFFALO	BUFFALO
	BALANCED	CHINA	GROWTH
	FUND	FUND	FUND

INVESTMENT INCOME:
Interest	$3,714,736	$111	$3,457
Dividends:
Dividends from securities of unaffiliated issuers	2,635,515	478,467	1,739,300
Dividends from securities of affiliated issuers (Note 7)	—	—	—
Foreign tax withheld	(25,200)	(35,383)	—

Total investment income	6,325,051	443,195	1,742,757

EXPENSES:
Management fees	1,580,908	361,094	1,321,015
Custody fees	—	40,127	—
Registration fees	26,105	19,174	28,225
Other	4,789	1,437	23,448

Total expenses	1,611,802	421,832	1,372,688

Net investment income (loss)	4,713,249	21,363	370,069

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions of unaffiliated issuers	(2,213,699)	624,194	8,318,636
Investment transactions of affiliated issuers (Note 7)	—	—	—
Options written (Note 8)	46,586	—	—
Net unrealized appreciation/depreciation during the period on:
Investments	18,984,121	1,537,040	14,368,383
Options written (Note 8)	(8,780)	—	—

Net realized and unrealized gain on investments	16,808,228	2,161,234	22,687,019

Net increase in net assets resulting from operations	$21,521,477	$2,182,597	$23,057,088

The accompanying notes are an integral part of these financial statements.

					BUFFALO
BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO	SCIENCE &	BUFFALO
HIGH YIELD	INTERNATIONAL	LARGE CAP	MICRO CAP	MID CAP	TECHNOLOGY	SMALL CAP
FUND	FUND	FUND	FUND	FUND	FUND	FUND

$12,865,158	$904	$487	$962	$25,232	$7,743	$66,351

656,845	618,334	416,571	177,215	4,813,346	1,912,312	9,661,240
—	—	—	—	—	—	7,871,185
(34,315)	(65,104)	(4,559)	—	—	—	(25,384)

13,487,688	554,134	412,499	178,177	4,838,578	1,920,055	17,573,392

1,992,174	358,427	323,644	364,572	6,128,680	2,799,200	28,958,495
—	38,081	—	—	—	—	—
38,360	19,741	24,137	19,538	63,653	33,698	96,186
8,108	3,470	1,730	1,317	33,685	15,357	70,735

2,038,642	419,719	349,511	385,427	6,226,018	2,848,255	29,125,416

11,449,046	134,415	62,988	(207,250)	(1,387,440)	(928,200)	(11,552,024)

1,462,810	942,040	1,592,150	1,609,334	49,571,485	26,128,477	87,073,062
—	—	—	—	—	—	(53,661,864)
—	—	—	—	—	—	—

8,775,851	3,874,500	2,221,397	4,849,150	54,610,692	29,274,027	291,989,378
—	—	—	—	—	—	—

10,238,661	4,816,540	3,813,547	6,458,484	104,182,177	55,402,504	325,400,576

$21,687,707	$4,950,955	$3,876,535	$6,251,234	$102,794,737	$54,474,304	$313,848,552

   Statements of Changes in Net Assets

	BUFFALO
	BALANCED FUND
	YEAR ENDED	YEAR ENDED
	MARCH 31, 2011	MARCH 31, 2010

OPERATIONS:
Net investment income (loss)	$4,713,249	$4,957,234
Net realized gain (loss) from investment transactions	(2,167,113)	446,094
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	18,975,341	38,080,505

Net increase in net assets resulting from operations	21,521,477	43,483,833

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,753,325)	(5,078,503)
Net realized gain from investment transactions	—	—
Return of capital	—	—

Total distributions to shareholders	(4,753,325)	(5,078,503)

CAPITAL SHARE TRANSACTIONS:
Shares sold	48,443,139	36,815,370
Reinvested dividends and distributions	4,023,966	4,226,347

Shares issued	52,467,105	41,041,717
Redemptions	(39,101,323)	(38,832,768)
Redemption fees (Note 5)	8,091	5,467

Shares repurchased	(39,093,232)	(38,827,301)

Net increase (decrease) from capital share transactions	13,373,873	2,214,416

Total increase in net assets	30,142,025	40,619,746

NET ASSETS:
Beginning of year	154,312,047	113,692,301

End of year	$184,454,072	$154,312,047

Undistributed (distribution in excess of) net investment income (loss) at end of year	$126,776	$89,811

Fund share transactions:
Shares sold	4,405,997	3,706,703
Reinvested dividends and distributions	374,026	428,904

	4,780,023	4,135,607
Shares repurchased	(3,636,753)	(4,005,067)

Net increase (decrease) in fund shares	1,143,270	130,540

The accompanying notes are an integral part of these financial statements.

BUFFALO		BUFFALO		BUFFALO		BUFFALO
CHINA FUND		GROWTH FUND		HIGH YIELD FUND		INTERNATIONAL FUND
YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010

$21,363	$(55,871)	$370,069	$470,934	$11,449,046	$9,089,755	$134,415	$130,534
624,194	(2,257,112)	8,318,636	459,540	1,462,810	1,448,084	942,040	(1,693,194)
1,537,040	11,300,186	14,368,383	36,017,824	8,775,851	34,483,548	3,874,500	10,676,415

2,182,597	8,987,203	23,057,088	36,948,298	21,687,707	45,021,387	4,950,955	9,113,755

—	(12,866)	(300,984)	(470,934)	(11,432,171)	(9,162,938)	(191,360)	(154,743)
—	—	(33,240)	—	—	—	—	—
—	—	—	(23,260)	—	—	—	(19,513)

—	(12,866)	(334,224)	(494,194)	(11,432,171)	(9,162,938)	(191,360)	(174,256)

2,258,637	5,082,840	217,381,671	20,974,869	100,154,279	69,680,383	24,914,244	10,295,757
—	12,359	329,292	489,529	9,443,498	7,225,546	186,402	162,495

2,258,637	5,095,199	217,710,963	21,464,398	109,597,777	76,905,929	25,100,646	10,458,252
(3,469,263)	(4,521,182)	(25,428,214)	(21,060,595)	(63,187,731)	(35,935,465)	(5,086,965)	(3,069,839)
1,232	2,048	20,531	8,407	69,779	65,482	1,575	274

(3,468,031)	(4,519,134)	(25,407,683)	(21,052,188)	(63,117,952)	(35,869,983)	(5,085,390)	(3,069,565)

(1,209,394)	576,065	192,303,280	412,210	46,479,825	41,035,946	20,015,256	7,388,687

973,203	9,550,402	215,026,144	36,866,314	56,735,361	76,894,395	24,774,851	16,328,186

23,863,885	14,313,483	105,087,042	68,220,728	172,240,397	95,346,002	29,960,343	13,632,157

$24,837,088	$23,863,885	$320,113,186	$105,087,042	$228,975,758	$172,240,397	$54,735,194	$29,960,343

$12,214	$(2,703)	$69,085	$—	$271,360	$97,630	$9,687	$(25,881)

273,555	703,605	8,522,208	1,096,526	8,974,477	6,991,899	2,689,245	1,247,780
—	1,644	13,198	24,379	852,143	697,177	19,580	19,368

273,555	705,249	8,535,406	1,120,905	9,826,620	7,689,076	2,708,825	1,267,148
(421,593)	(616,850)	(1,098,068)	(1,089,755)	(5,658,433)	(3,480,714)	(561,381)	(389,232)

(148,038)	88,399	7,437,338	31,150	4,168,187	4,208,362	2,147,444	877,916

   Statements of Changes in Net Assets

	BUFFALO
	LARGE CAP FUND
	YEAR ENDED	YEAR ENDED
	MARCH 31, 2011	MARCH 31, 2010

OPERATIONS:
Net investment income (loss)	$62,988	$105,354
Net realized gain (loss) from investment transactions	1,592,150	237,254
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	2,221,397	12,694,390

Net increase in net assets resulting from operations	3,876,535	13,036,998

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(105,420)	(70,403)
Net realized gain from investment transactions	—	—
Return of capital	—	—

Total distributions to shareholders	(105,420)	(70,403)

CAPITAL SHARE TRANSACTIONS:
Shares sold	6,388,589	9,822,071
Reinvested dividends and distributions	102,763	69,067

Shares issued	6,491,352	9,891,138
Redemptions	(10,965,044)	(7,415,978)
Redemption fees (Note 5)	9,344	4,114

Shares repurchased	(10,955,700)	(7,411,864)

Net increase (decrease) from capital share transactions	(4,464,348)	2,479,274

Total increase (decrease) in net assets	(693,233)	15,445,869

NET ASSETS:
Beginning of year	36,765,406	21,319,537

End of year	$36,072,173	$36,765,406

Undistributed net investment income at end of year	$62,922	$105,354

Fund share transactions:
Shares sold	347,239	609,547
Reinvested dividends and distributions	5,180	4,009

	352,419	613,556
Shares repurchased	(608,096)	(465,384)

Net increase (decrease) in fund shares	(255,677)	148,172

The accompanying notes are an integral part of these financial statements.

BUFFALO		BUFFALO		BUFFALO		BUFFALO
MICRO CAP FUND		MID CAP FUND		SCIENCE & TECHNOLOGY FUND		SMALL CAP FUND
YEAR ENDED	PERIOD ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010

$(207,250)	$(219,651)	$(1,387,440)	$(1,448,456)	$(928,200)	$(368,803)	$(11,552,024)	$(11,253,740)
1,609,334	(2,116,310)	49,571,485	(1,691,056)	26,128,477	6,394,642	33,411,198	5,462,418
4,849,150	13,812,024	54,610,692	150,157,044	29,274,027	67,410,492	291,989,378	867,145,312

6,251,234	11,476,063	102,794,737	147,017,532	54,474,304	73,436,331	313,848,552	861,353,990

—	—	—	—	—	—	—	(3,016,868)
—	—	—	—	(6,266,862)	—	—	—
—	—	—	—	—	—	—	(632)

—	—	—	—	(6,266,862)	—	—	(3,017,500)

8,090,040	2,861,388	351,595,180	225,899,620	148,397,436	109,780,724	655,390,547	1,316,546,159
—	—	—	—	6,178,654	—	—	2,836,093

8,090,040	2,861,388	351,595,180	225,899,620	154,576,090	109,780,724	655,390,547	1,319,382,252
(5,718,596)	(5,680,288)	(169,807,424)	(96,748,351)	(68,464,417)	(55,913,349)	(743,987,259)	(503,786,536)
17,511	4,719	75,456	40,653	54,835	30,142	356,932	638,908

(5,701,085)	(5,675,569)	(169,731,968)	(96,707,698)	(68,409,582)	(55,883,207)	(743,630,327)	(503,147,628)

2,388,955	(2,814,181)	181,863,212	129,191,922	86,166,508	53,897,517	(88,239,780)	816,234,624

8,640,189	8,661,882	284,657,949	276,209,454	134,373,950	127,333,848	225,608,772	1,674,571,114

22,679,300	14,017,418	469,929,425	193,719,971	229,814,079	102,480,231	2,931,835,954	1,257,264,840

$31,319,489	$22,679,300	$754,587,374	$469,929,425	$364,188,029	$229,814,079	$3,157,444,726	$2,931,835,954

$—	$—	$—	$—	$—	$—	$—	$—

963,524	415,981	23,074,130	18,277,523	10,133,391	9,597,137	26,450,201	63,507,302
—	—	—	—	405,165	—	—	128,913

963,524	415,981	23,074,130	18,277,523	10,538,556	9,597,137	26,450,201	63,636,215
(675,683)	(828,496)	(10,894,969)	(7,618,413)	(4,877,586)	(4,875,380)	(30,154,945)	(23,432,692)

287,841	(412,515)	12,179,161	10,659,110	5,660,970	4,721,757	(3,704,744)	40,203,523

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any.

BUFFALO BALANCED FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.61	$7.89	$11.38	$11.71	$10.79

Income from investment operations:
Net investment income	0.33	0.35	0.38	0.36	0.32
Net gains (losses) on securities (both realized and unrealized)	1.15	2.72	(3.49)	0.05	0.92

Total from investment operations	1.48	3.07	(3.11)	0.41	1.24

Less distributions:
Dividends from net investment income	(0.33)	(0.35)	(0.38)	(0.36)	(0.32)
Distributions from capital gains	—	—	—	(0.38)	—

Total distributions	(0.33)	(0.35)	(0.38)	(0.74)	(0.32)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$11.76	$10.61	$7.89	$11.38	$11.71

Total return	14.27%	39.32%	(27.75% )	3.23%	11.67%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$184,454	$154,312	$113,692	$166,661	$166,397
Ratio of expenses to average net assets	1.02%	1.03%	1.03%	1.02%	1.03%
Ratio of net investment income to average net assets	2.98%	3.55%	3.85%	2.99%	2.85%
Portfolio turnover rate	26%	12%	14%	17%	28%

 (1) Less than $0.00 per share.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO CHINA FUND

							FOR THE PERIOD FROM
							DECEMBER 18, 2006
							(COMMENCEMENT OF
Condensed data for a share of capital	YEARS ENDED MARCH 31,						OPERATIONS) TO
stock outstanding throughout the period.	2011		2010		2009(2)(3)	2008	MARCH 31, 2007

Net asset value, beginning of period	$7.96		$4.92		$9.35	$10.53	$10.00

Income from investment operations:
Net investment income (loss)	0.01		(0.02	)(4)	0.02	0.02	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.74		3.07		(4.17)	(0.29)	0.54

Total from investment operations	0.75		3.05		(4.15)	(0.27)	0.53

Less distributions:
Dividends from net investment income	—		(0.01)		(0.02)	(0.05)	—
Distributions from capital gains	—		—		(0.26)	(0.87)	—

Total distributions	—		(0.01)		(0.28)	(0.92)	—

Paid-in capital from redemption fees (Note 5)	—	(1)	—	(1)	— (1)	0.01	— (1)

Net asset value, end of period	$8.71		$7.96		$4.92	$9.35	$10.53

Total return*	9.42%		61.88%		(45.89% )	(4.47% )	5.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,837		$23,864		$14,313	$29,413	$23,396
Ratio of expenses to average net assets**	1.75%		1.78%		1.83%	1.72%	2.13%
Ratio of net investment income (loss) to average net assets**	0.09%		(0.26%	)	0.24%	0.10%	(0.48% )
Portfolio turnover rate*	12%		22%		54%	75%	3%

*	Not annualized for periods less than one full year.

**	Annualized for periods less than one full year.

 (1) Less than $0.01 per share.

 (2) Kornitzer Capital Management, Inc. assumed sole management advisory responsibility for Buffalo China Fund effective November 17, 2008. Prior to November 17, 2008, Jayhawk Capital Management, LLC provided sub-advisory services.

 (3) Effective November 17, 2008, the Fund name was changed to Buffalo China Fund. Prior to November 17, 2008, the Fund was known as the Buffalo Jayhawk China Fund.

 (4) Net investment loss per share calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2011	2010(1)	2009	2008	2007

Net asset value, beginning of year	$21.87	$14.29	$20.85	$23.15	$21.39

Income from investment operations:
Net investment income	0.07	0.10	0.10	0.08	0.05
Net gains (losses) on securities (both realized and unrealized)	4.28	7.58	(6.48)	(1.48)	2.45

Total from investment operations	4.35	7.68	(6.38)	(1.40)	2.50

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.11)	(0.08)	(0.06)
Distributions from capital gains	(0.01)	—	(0.07)	(0.82)	(0.68)
Return of capital	—	— (2)	—	—	—

Total distributions	(0.07)	(0.10)	(0.18)	(0.90)	(0.74)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—

Net asset value, end of year	$26.15	$21.87	$14.29	$20.85	$23.15

Total return	19.88%	53.80%	(30.70% )	(6.51% )	11.86%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$320,113	$105,087	$68,221	$109,792	$75,026
Ratio of expenses to average net assets	0.99%	1.03%	1.05%	1.03%	1.04%
Ratio of net investment income to average net assets	0.27%	0.51%	0.53%	0.37%	0.24%
Portfolio turnover rate	47%	30%	51%	31%	13%

 (1) Effective July 31, 2009, the Fund name was changed to Buffalo Growth Fund. Prior to July 31, 2009, the Fund was known as the Buffalo USA Global Fund.

 (2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.88	$8.20	$10.40	$11.26	$11.22

Income from investment operations:
Net investment income	0.64	0.63	0.70	0.65	0.63
Net gains (losses) on securities (both realized and unrealized)	0.56	2.68	(2.10)	(0.81)	0.06

Total from investment operations	1.20	3.31	(1.40)	(0.16)	0.69

Less distributions:
Dividends from net investment income	(0.63)	(0.63)	(0.72)	(0.67)	(0.65)
Distributions from capital gains	—	—	(0.08)	(0.03)	—

Total distributions	(0.63)	(0.63)	(0.80)	(0.70)	(0.65)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$11.45	$10.88	$8.20	$10.40	$11.26

Total return	11.35%	40.96%	(13.64% )	(1.52% )	6.42%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$228,976	$172,240	$95,346	$151,176	$181,459
Ratio of expenses to average net assets	1.02%	1.02%	1.03%	1.02%	1.02%
Ratio of net investment income to average net assets	5.75%	6.31%	7.08%	5.71%	5.66%
Portfolio turnover rate	25%	41%	7%	22%	9%

 (1) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

				FOR THE PERIOD FROM
				SEPTEMBER 28, 2007
				(COMMENCEMENT OF
Condensed data for a share of capital	YEARS ENDED MARCH 31,			OPERATIONS) TO
stock outstanding throughout the period.	2011	2010	2009	MARCH 31, 2008

Net asset value, beginning of period	$8.70	$5.31	$9.37	$10.00

Income from investment operations:
Net investment income	0.06	0.05	0.08	0.02
Net gains (losses) on securities (both realized and unrealized)	1.08	3.40	(4.04)	(0.65)

Total from investment operations	1.14	3.45	(3.96)	(0.63)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.06)	—
Distributions from capital gains	—	—	(0.01)	—
Return of capital	—	(0.01)	(0.03)	—

Total distributions	(0.05)	(0.06)	(0.10)	—

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—

Net asset value, end of period	$9.79	$8.70	$5.31	$9.37

Total return*	13.09%	65.00%	(42.76% )	(6.30% )

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,735	$29,960	$13,632	$22,038
Ratio of expenses to average net assets**	1.17%	1.22%	1.20%	1.29%
Ratio of net investment income to average net assets**	0.38%	0.61%	0.97%	0.39%
Portfolio turnover rate*	35%	38%	26%	11%

*	Not annualized for periods less than one full year.

**	Annualized for periods less than one full year.

 (1) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2011	2010	2009	2008	2007

Net asset value, beginning of year	$18.60	$11.66	$19.68	$21.59	$19.45

Income from investment operations:
Net investment income	0.04	0.05	0.04	0.02	—
Net gains (losses) on securities (both realized and unrealized)	2.38	6.93	(6.14)	(1.30)	2.16

Total from investment operations	2.42	6.98	(6.10)	(1.28)	2.16

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	—	(0.02)	(0.02)
Distributions from capital gains	—	—	(1.92)	(0.61)	—

Total distributions	(0.06)	(0.04)	(1.92)	(0.63)	(0.02)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$20.96	$18.60	$11.66	$19.68	$21.59

Total return	13.04%	59.85%	(34.35% )	(6.25% )	11.10%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$36,072	$36,765	$21,320	$41,513	$52,282
Ratio of expenses to average net assets	1.04%	1.08%	1.09%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.19%	0.35%	0.23%	0.11%	(0.02% )
Portfolio turnover rate	28%	35%	27%	32%	17%

 (1) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MICRO CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2011		2010		2009	2008	2007

Net asset value, beginning of year	$8.18		$4.40		$8.45	$13.32	$13.48

Income from investment operations:
Net investment loss	(0.07	)(1)	—		(0.07)	(0.16)	(0.13)
Net gains (losses) on securities (both realized and unrealized)	2.13		3.78		(3.49)	(3.69)	0.66

Total from investment operations	2.06		3.78		(3.56)	(3.85)	0.53

Less distributions from capital gains	—		—		(0.49)	(1.02)	(0.69)

Paid-in capital from redemption fees(2) (Note 5)	—		—		—	—	—

Net asset value, end of year	$10.24		$8.18		$4.40	$8.45	$13.32

Total return	25.18%		85.91%		(42.64% )	(30.23% )	4.13%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$31,319		$22,679		$14,017	$27,383	$57,449
Ratio of expenses to average net assets	1.53%		1.54%		1.55%	1.50%	1.50%
Ratio of net investment loss to average net assets	(0.82%	)	(1.10%	)	(1.01% )	(1.08% )	(0.95% )
Portfolio turnover rate	30%		28%		31%	34%	38%

 (1) Net investment loss per share calculated using average shares outstanding.

 (2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2011		2010		2009	2008	2007

Net asset value, beginning of year	$14.89		$9.27		$12.86	$15.53	$15.46

Income from investment operations:
Net investment loss	(0.04	)(1)	(0.05	)(1)	(0.03)	(0.03)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	2.40		5.67		(3.38)	(1.42)	0.41

Total from investment operations	2.36		5.62		(3.41)	(1.45)	0.36

Less distributions from capital gains	—		—		(0.18)	(1.22)	(0.29)

Paid-in capital from redemption fees(2) (Note 5)	—		—		—	—	—

Net asset value, end of year	$17.25		$14.89		$9.27	$12.86	$15.53

Total return	15.85%		60.63%		(26.96% )	(10.60% )	2.41%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$754,587		$469,929		$193,720	$380,008	$396,407
Ratio of expenses to average net assets	1.02%		1.02%		1.02%	1.01%	1.02%
Ratio of net investment loss to average net assets	(0.23%	)	(0.43%	)	(0.26% )	(0.23% )	(0.32% )
Portfolio turnover rate	21%		12%		17%	34%	21%

 (1) Net investment loss per share calculated using average shares outstanding.

 (2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SCIENCE & TECHNOLOGY FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2011		2010		2009	2008	2007

Net asset value, beginning of year	$13.76		$8.55		$11.41	$13.48	$13.68

Income from investment operations:
Net investment loss	(0.05	)(1)	(0.03	)(1)	(0.02)	(0.06)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	2.89		5.24		(2.64)	(1.26)	0.54

Total from investment operations	2.84		5.21		(2.66)	(1.32)	0.50

Less distributions from capital gains	(0.32)		—		(0.20)	(0.75)	(0.70)

Paid-in capital from redemption fees(2) (Note 5)	—		—		—	—	—

Net asset value, end of year	$16.28		$13.76		$8.55	$11.41	$13.48

Total return	20.77%		60.94%		(23.85% )	(10.57% )	4.28%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$364,188		$229,814		$102,480	$144,851	$152,854
Ratio of expenses to average net assets	1.02%		1.02%		1.03%	1.02%	1.03%
Ratio of net investment loss to average net assets	(0.33%	)	(0.22%	)	(0.24% )	(0.39% )	(0.37% )
Portfolio turnover rate	38%		35%		51%	52%	35%

 (1) Net investment loss per share calculated using average shares outstanding.

 (2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

   Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Condensed data for a share of capital	YEARS ENDED MARCH 31,
stock outstanding throughout the year.	2011		2010	2009	2008	2007

Net asset value, beginning of year	$24.90		$16.21	$20.48	$28.00	$28.71

Income from investment operations:
Net investment income (loss)	(0.10	)(1)	(0.01)	0.04	(0.11)	(0.11)
Net gains (losses) on securities (both realized and unrealized)	2.89		8.73	(3.55)	(4.75)	1.44

Total from investment operations	2.79		8.72	(3.51)	(4.86)	1.33

Less dividends and distributions:
Dividends from net investment income	—		(0.03)	—	—	—
Distributions from capital gains	—		—	(0.76)	(2.66)	(2.04)
Return of capital	—		— (2)	—	—	—

Total dividends and distributions	—		(0.03)	(0.76)	(2.66)	(2.04)

Paid-in capital from redemption fees(2) (Note 5)	—		—	—	—	—

Net asset value, end of year	$27.69		$24.90	$16.21	$20.48	$28.00

Total return	11.20%		53.80%	(18.00% )	(18.74% )	4.95%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$3,157,445		$2,931,836	$1,257,265	$1,602,315	$2,112,987
Ratio of expenses to average net assets	1.01%		1.01%	1.01%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	(0.40%	)	(0.51% )	0.22%	(0.41% )	(0.42% )
Portfolio turnover rate	16%		9%	15%	37%	15%

 (1) Net investment loss per share calculated using average shares outstanding.

 (2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

   Notes to Financial Statements

March 31, 2011

1.	SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Balanced Fund, Buffalo China Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund) (the “Funds”), are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (NAV) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2011, the Buffalo China Fund held one fair valued security with a market value of $0 or 0% of total net assets, and the Buffalo High Yield Fund held one fair valued security with a market value of $0 or 0% of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo China Fund and the Buffalo International Fund use a fair value pricing service approved by the Funds’ Board which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

In accordance with FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 1.A. — Investment Valuation and Note 9 — Foreign Investment Risks, to the financial statements.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2011. These assets are measured on a recurring basis.

THE BUFFALO BALANCED FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$101,805,130	$—	$—	$101,805,130
Convertible Bonds	—	3,170,750	—	3,170,750
Corporate Bonds	—	42,505,761	—	42,505,761
Short Term Investments	36,528,977	—	—	36,528,977

Total*	$138,334,107	$45,676,511	$—	$184,010,618

Written Options	(17,750)	—	—	(17,750)

THE BUFFALO CHINA FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$24,116,087	$—	$—	$24,116,087
Short Term Investment	20,092	—	—	20,092

Total*	$24,136,179	$—	$—	$24,136,179

THE BUFFALO GROWTH FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$304,548,637	$—	$—	$304,548,637
Short Term Investment	23,444,270	—	—	23,444,270

Total*	$327,992,907	$—	$—	$327,992,907

THE BUFFALO HIGH YIELD FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$16,331,867	$—	$—	$16,331,867
Convertible Preferred Stocks
Consumer Discretionary	2,205,500	—	—	2,205,500
Financials	—	3,381,250	—	3,381,250
Health Care	—	2,635,000	—	2,635,000
Preferred Stocks	3,125,000	—	—	3,125,000
Convertible Bonds	—	34,305,270	—	34,305,270
Corporate Bonds	—	144,099,408	—	144,099,408
Short Term Investment	17,889,496	—	—	17,889,496

Total*	$39,551,863	$184,420,928	$—	$223,972,791

THE BUFFALO INTERNATIONAL FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$49,379,674	$—	$—	$49,379,674
Preferred Stocks	3,118,840	—	—	3,118,840
Short Term Investment	1,067,306	—	—	1,067,306

Total*	$53,565,820	$—	$—	$53,565,820

THE LARGE CAP FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$34,650,349	$—	$—	$34,650,349
Short Term Investments	928,417	—	—	928,417

Total*	$35,578,766	$—	$—	$35,578,766

   Notes to Financial Statements

March 31, 2011
(Continued)

THE BUFFALO MICRO CAP FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$30,433,719	$—	$—	$30,433,719
Short Term Investment	959,146	—	—	959,146

Total*	$31,392,865	$—	$—	$31,392,865

THE BUFFALO MID CAP FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$703,215,575	$—	$—	$703,215,575
Short Term Investment	53,477,554	—	—	53,477,554

Total*	$756,693,129	$—	$—	$756,693,129

THE BUFFALO SCIENCE & TECHNOLOGY FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$343,174,175	$—	$—	$343,174,175
Short Term Investment	29,261,329	—	—	29,261,329

Total*	$372,435,504	$—	$—	$372,435,504

THE BUFFALO SMALL CAP FUND

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$3,004,238,267	$—	$—	3,004,238,267
Preferred Stocks	2,417,500	—	—	2,417,500
Short Term Investment	149,345,907	—	—	149,345,907

Total*	$3,156,001,674	$—	$—	3,156,001,674

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo China Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2011.

INVESTMENTS IN SECURITIES
PERIOD ENDED
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	MARCH 31, 2011

Fair Value as of 3/31/2010	$— *
Total unrealized gain (losses) included in earnings	—
Purchases, sales, issuance and settleements (net)	—
Transfer in and/or out of Level 2	—

Fair Value as of 3/31/2011	$— *

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

The following is a reconciliation of the Buffalo High Yield Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2011.

INVESTMENTS IN SECURITIES
PERIOD ENDED
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	MARCH 31, 2011

Fair Value as of 3/31/2010	$— *
Total unrealized gain (losses) included in earnings	—
Purchases, sales, issuance and settleements (net)	—
Transfer in and/or out of Level 2	—

Fair Value as of 3/31/2011	$— *

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating assets still held at the reporting date	$—

 * Investment was valued at $0 based on unobservable inputs as of March 31, 2010 and 2011. There was no change in value in the investment during the year ended March 31, 2011.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period for the Buffalo Balanced Fund, Buffalo China Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund, as compared to their classification from the most recent annual report.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2008 through March 31, 2011. The Funds have no examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2011. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value. The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with the Funds’ investment objectives. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

   Notes to Financial Statements

March 31, 2011
(Continued)

H. INDEMNIFICATIONS — Under the Funds’ organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.	FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2011 and the year ended March 31, 2010 was as follows:

	YEAR ENDED MARCH 31, 2011		YEAR ENDED MARCH 31, 2010

	ORDINARY	LONG-TERM	ORDINARY	RETURN OF	LONG-TERM
	INCOME	CAPITAL GAINS*	Income	CAPITAL	CAPITAL GAINS

Buffalo Balanced Fund	$4,753,325	$—	$5,078,503	$—	$—
Buffalo China Fund	—	—	12,866	—	—
Buffalo Growth Fund	300,984	33,240	470,934	23,260	—
Buffalo High Yield Fund	11,432,171	—	9,162,938	—	—
Buffalo International Fund	191,360	—	154,743	19,513	—
Buffalo Large Cap Fund	105,420	—	70,403	—	—
Buffalo Micro Cap Fund	—	—	—	—	—
Buffalo Mid Cap Fund	—	—	—	—	—
Buffalo Science & Technology Fund	—	6,266,862	—	—	—
Buffalo Small Cap Fund	—	—	3,016,868	632	—

 * The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(c), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2011, the following table shows the reclassifications made:

	UNDISTRIBUTED	ACCUMULATED
	NET INVESTMENT	NET REALIZED	PAID IN
	INCOME/(LOSS)	GAIN/(LOSS)	CAPITAL

Buffalo Balanced Fund	$77,041	$(77,041)	$—
Buffalo China Fund	(6,446)	6,446	—
Buffalo Growth Fund	—	—	—
Buffalo High Yield Fund	156,855	(156,855)	—
Buffalo International Fund	92,513	(92,513)	—
Buffalo Large Cap Fund	—	—	—
Buffalo Micro Cap Fund	207,250	—	(207,250)
Buffalo Mid Cap Fund	1,387,440	—	(1,387,440)
Buffalo Science & Technology Fund	928,200	(928,200)	—
Buffalo Small Cap Fund	11,552,024	—	(11,552,024)

The permanent differences primarily relate to foreign currency realized gain/loss, sale of premium bonds and net operating losses.

As of March 31, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO
	BALANCED	CHINA	GROWTH	HIGH YIELD	INTERNATIONAL
	FUND	FUND	FUND	FUND	FUND

Tax cost of Investments(a)	$159,587,108	$20,596,567	$301,343,332	$208,409,922	$46,886,759

Unrealized Appreciation	30,439,264	8,557,824	33,033,912	19,003,732	8,450,800
Unrealized Depreciation	(6,015,754)	(5,018,212)	(6,384,337)	(3,440,863)	(1,771,739)

Net unrealized appreciation	24,423,510	3,539,612	26,649,575	15,562,869	6,679,061

Undistributed Ordinary Income	157,867	13,344	1,721,703	898,223	9,687
Undistributed Long Term Capital Gain	—	—	6,284,690	—	—

Distributable earnings	157,867	13,344	8,006,393	898,223	9,687

Other accumulated loss	(1,555,459)	(9,946,361)	—	(310,660)	(3,944,573)

Total accumulated gain/(loss)	23,025,918	(6,393,405)	34,655,968	16,150,432	2,744,175

	BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO
	LARGE CAP	MICRO CAP	MID CAP	SCIENCE &	SMALL CAP
	FUND	FUND	FUND	TECHNOLOGY FUND	FUND

Tax cost of Investments(a)	$27,361,605	$23,208,132	$621,052,843	$308,031,932	$2,290,764,207

Unrealized Appreciation	9,051,005	9,606,325	164,670,200	74,049,922	1,059,764,475
Unrealized Depreciation	(833,844)	(1,421,592)	(29,029,914)	(9,646,350)	(194,527,008)

Net unrealized appreciation	8,217,161	8,184,733	135,640,286	64,403,572	865,237,467

Undistributed Ordinary Income	62,922	—	—	2,035,568	—
Undistributed Long Term Capital Gain	201,891	—	12,580,419	12,702,741	5,877,964

Distributable earnings	264,813	—	12,580,419	14,738,309	5,877,964

Other accumulated loss	(220,243)	(6,498,642)	—	—	(9,377,689)

Total accumulated gain	8,261,731	1,686,091	148,220,705	79,141,881	861,737,742

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, premium amorization and Trust Preferred Instrument & Contingent Payment Debt Instrument adjustments.

 (a) Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The Buffalo Funds utilized the amounts below of prior year capital loss carryover in the current year. As of March 31, 2011, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

	CAPITAL LOSS	CAPITAL
	CARRYOVER	LOSS
	UTILIZED	CARRYOVER	EXPIRES

Buffalo Balanced Fund	$—	$(261,035)	3/31/2017
		(57,091)	3/31/2018
		(428,749)	3/31/2019
Buffalo China Fund	—	(1,307,508)	3/31/2017
		(7,794,631)	3/31/2018
		(843,515)	3/31/2019
Buffalo Growth Fund	345,491	—
Buffalo High Yield Fund	1,305,955	(310,660)	3/31/2018
Buffalo International Fund	624,653	(970,960)	3/31/2017
		(2,976,289)	3/31/2018
Buffalo Large Cap Fund	1,615,733	—
Buffalo Micro Cap Fund	851,647	(1,070,434)	3/31/2017
		(5,428,208)	3/31/2018
Buffalo Mid Cap Fund	36,991,066	—
Buffalo Science & Technology Fund	4,185,642	—
Buffalo Small Cap Fund	36,783,691	—

   Notes to Financial Statements

March 31, 2011
(Continued)

At March 31, 2011, the following Funds deferred, on a tax basis, post-October losses of:

Buffalo Balanced Fund	$799,804
Buffalo China Fund	$1,130
Buffalo Large Cap Fund	$220,243
Buffalo Small Cap Fund	$9,377,689

For the year ended March 31, 2011, the Buffalo International Fund and the Buffalo China Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO CHINA FUND

	GROSS	TAXES
COUNTRY	DIVIDEND	WITHHELD

Bermuda	$30,081	$—
Cayman Islands	71,229	—
China	277,404	26,447
Hong Kong	99,741	8,936

Total	$478,455	$35,383

BUFFALO INTERNATIONAL FUND

	GROSS	TAXES
COUNTRY	DIVIDEND	WITHHELD

Austria	$4,909	$736
Bermuda	67,825	—
Brazil	132,469	17,621
Cayman Islands	20,783	—
Chile	13,370	4,680
China	9,740	910
France	41,707	6,120
Germany	33,727	5,552
Great Britain	63,513	—
Hong Kong	21,915	—
India	5,235	434
Indonesia	917	138
Israel	11,255	707
Japan	20,161	1,411
Luxembourg	42,000	6,300
Mexico	5,149	—
Netherlands	17,508	2,626
Norway	4,376	656
Singapore	4,574	—
Spain	4,319	648
Sweden	14,332	2,233
Switzerland	41,973	5,864
Taiwan	25,338	5,068

Total	$607,095	$61,704

3.	RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. (“KCM”) at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo China Fund, Buffalo Micro Cap Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.50%, 1.45%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Growth Fund and the Buffalo Large Cap Fund, where U.S. Bancorp receives 25/100 of 1% (0.25%). U.S. Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds’ shares for sale in any jurisdiction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with U.S. Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4.	AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. U.S. Bancorp pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds’ non-interested trustees for their service on the Funds’ Boards for the year ended March 31, 2011 was $105,500. Interested trustees who are affiliated with either KCM or the Funds’ service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5.	REDEMPTION FEE:

Shares of the Buffalo Balanced Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Growth Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the “first in, first out” method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

6.	INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2011, were as follows:

	BUFFALO	BUFFALO	BUFFALO	BUFFALO	BUFFALO
	BALANCED	CHINA	GROWTH	HIGH YIELD	INTERNATIONAL
	FUND	FUND	FUND	FUND	FUND

Purchases	$33,181,171	$3,129,486	$245,316,971	$85,798,638	$32,055,926
Proceeds from Sales	$33,305,423	$2,762,192	$64,019,659	$43,951,152	$11,335,079

				BUFFALO
	BUFFALO	BUFFALO	BUFFALO	SCIENCE &	BUFFALO
	LARGE CAP	MICRO CAP	MID CAP	TECHNOLOGY	SMALL CAP
	FUND	FUND	FUND	FUND	FUND

Purchases	$8,981,870	$9,897,662	$309,766,744	$171,662,012	$497,244,847
Proceeds from Sales	$13,728,428	$6,936,443	$118,017,640	$100,138,660	$451,838,642

There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2011.

7.	TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2011 amounted to $999,963,605, representing 31.67% of net assets. There were no affiliated companies held in any other Funds. A summary of affiliated transactions for each company which is an affiliate at March 31, 2011 or was an affiliate during the period ended March 31, 2011 is as follows:

	ALIGN			CABOT	CHRISTOPHER &		CORINTHIAN	THE CORPORATE
	TECHNOLOGY,	AMERISTAR	ATHENAHEALTH	MICROELECTRONICS	BANKS	COLDWATER	COLLEGES,	EXECUTIVE
	INC.	CASINOS, INC.	INC.	CORP.	CORP.	CREEK, INC.	INC.	BOARD CO.

March 31, 2010 Balance
Shares	4,898,425	3,512,994	—	1,359,346	3,215,400	8,733,000	5,313,465	2,582,860
Cost	$58,617,614	$57,967,462	$—	$39,829,631	$47,998,376	$87,376,762	$75,137,739	$50,126,033
Gross Additions
Shares	446,100	—	562,950	—	—	—	2,071,400	—
Cost	$7,926,067	$—	$13,058,666	$—	$—	$—	$24,550,205	$—
Gross Deductions
Shares	—	612,794	354,500	—	1,236,000	1,795,700	267,000	—
Cost	$—	$10,351,916	$16,163,234	$—	$7,058,915	$33,742,225	$4,835,686	$—
March 31, 2011 Balance
Shares	5,344,525	—	1,863,300	1,359,346	—	6,937,300	7,117,865	2,582,860
Cost	$66,543,681	$—	$54,878,782	$39,829,631	$—	$53,634,537	$94,852,258	$50,126,033

Realized gain (loss)	$—	$(5,574,118)	$2,839,652	$—	$(15,956,625)	$(28,172,985)	$(3,084,905)	$—

Investment income	$—	$701,651	$—	$—	$716,412	$—	$—	$1,239,773

 * As a result of the Buffalo Small Cap Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held 5% or more of the outstanding securities).

   Notes to Financial Statements

March 31, 2011
(Continued)

			HEIDRICK &
	DEALERTRACK		STRUGGLES	INTERNAP		LIFE TIME
	HOLDINGS	FORMFACTOR,	INTERNATIONAL,	NETWORK	THE KNOT,	FITNESS,	MANHATTAN
	INC.	INC.	INC.	SERVICES CORP.	INC.	INC.	ASSOCIATES, INC.

March 31, 2010 Balance
Shares	2,922,600	—	1,073,600	2,767,000	2,037,600	2,837,450	1,854,492
Cost	$49,251,161	$—	$32,886,854	$42,868,707	$33,497,552	$66,615,828	$36,681,449
Gross Additions
Shares	419,400	702,825	—	—	—	—	—
Cost	$6,721,647	$5,066,094	$—	$—	$—	$—	$—
Gross Deductions
Shares	—	—	197,450	—	—	243,500	—
Cost	$—	$—	$3,822,771	$—	$—	$12,412,742	$—
March 31, 2011 Balance
Shares	3,342,000	3,215,725	—	2,767,000	2,037,600	2,593,950	1,854,492
Cost	$55,972,808	$53,967,198	$—	$42,868,707	$33,497,552	$54,203,086	$36,681,449

Realized gain (loss)	$—	$—	$(3,375,262)	$—	$—	$(2,812,768)	$—

Investment income	$—	$—	$279,136	$—	$—	$—	$—

					UNIVERSAL	WRIGHT
	MKS		P.F. CHANG’S		TECHNICAL	MEDICAL
	INSTRUMENTS,	OXFORD	CHINA BISTRO,	SEMTECH	INSTITUTE,	GROUP,
	INC.	INDUSTRIES, INC.	INC.	CORP.	INC.	INC.**	TOTAL

March 31, 2010 Balance
Shares	3,518,568	1,281,725	2,250,500	4,151,958	1,240,000	1,957,650	—
Cost	$68,414,569	$39,011,124	$78,881,641	$58,989,334	$18,091,918	$32,759,638	$975,003,392
Gross Additions
Shares	254,800	—	—	—	—	—	—
Cost	$5,146,731	$—	$—	$—	$—	$—	$62,469,410
Gross Deductions
Shares	507,300	273,500	—	984,058	—	—	—
Cost	$13,070,710	$12,374,523	$—	$22,797,606	$—	$—	$136,630,328
March 31, 2011 Balance
Shares	3,266,068	1,008,225	2,250,500	—	1,240,000	—	—
Cost	$60,490,590	$26,636,601	$78,881,641	$—	$18,091,918	$—	$821,156,472

Realized gain (loss)	$2,339,958	$(5,838,055)	$—	$5,973,244	$—	$—	$(53,661,864)

Investment income	$489,910	$513,843	$2,070,460	$—	$1,860,000	$—	$7,871,185

 * As a result of the Buffalo Small Cap Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

 ** Security no longer an affiliate due to an increase in the outstanding shares of issuing company.

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held 5% or more of the outstanding securities).

8.	OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Buffalo Balanced Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2011.

For additional information regarding derivative instruments and hedging activities of the Buffalo Balanced Fund please refer to Note 1.G to understand how and why the Buffalo Balanced Fund uses derivatives.

The number of option contracts written and the premiums received by the Buffalo Balanced Fund during the year ended March 31, 2011 were as follows:

	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS

Outstanding, beginning of period	—	$—
Options written	6,088	178,113
Options terminated in closing transaction	—	—
Options exercised	(3,250)	(122,557)
Options expired	(2,488)	(46,586)

Outstanding, end of period	350	$8,970

The following is a summary of the location of derivative investments on the Buffalo Balanced Fund’s Statement of Assets and Liabilities as of March 31, 2011:

LOCATION ON THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVE INVESTMENT TYPE	LIABILITY DERIVATIVES	FAIR VALUE

Options — equity contracts	Written options, at value	$17,750

The following is a summary of the location of derivative investments, realized gain (loss) on derivative instruments recognized and change in unrealized gain (loss) on derivative instruments recognized on the Buffalo Balanced Fund’s Statement of Operations for the year ended March 31, 2011:

	LOCATION OF GAIN (LOSS)	REALIZED GAIN ON	UNREALIZED LOSS ON
DERIVATIVE INVESTMENT TYPE	ON DERIVATIVES	DERIVATIVE INVESTMENTS	DERIVATIVE INVESTMENTS

Options — equity contracts	Net realized gain (loss) from options written	$46,586	($8,780)

9.	FOREIGN INVESTMENT RISK:

When the Buffalo China Fund or the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo China Fund and the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the Buffalo China Fund’s ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo China Fund’s assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments maybe less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10.	SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosures.

This report has been prepared for the information of the shareholders of the Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Buffalo Funds c/o U.S. Bancorp Fund Services, LLC, 1-800-49-BUFFALO or at www.buffalofunds.com.

   Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Buffalo Funds

We have audited the accompanying statements of assets and liabilities of the Buffalo Funds (comprised of Buffalo Balanced Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo China Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo Small Cap Fund) (collectively referred to herein as “the Funds”), including the schedule of investments, as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Buffalo Funds at March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
May 26, 2011

   Notice to Shareholders

March 31, 2011

TAX INFORMATION

For the fiscal year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Balanced Fund	55.52%
Buffalo China Fund	0.00%
Buffalo Growth Fund	85.60%
Buffalo High Yield Fund	5.50%
Buffalo International Fund	100.00%
Buffalo Large Cap Fund	100.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Technology Fund	0.00%
Buffalo Small Cap Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2011 was as follows (unaudited):

Buffalo Balanced Fund	50.10%
Buffalo China Fund	0.00%
Buffalo Growth Fund	84.47%
Buffalo High Yield Fund	3.58%
Buffalo International Fund	4.22%
Buffalo Large Cap Fund	100.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Technology Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each Fund were as follows (unaudited):

Buffalo Balanced Fund	58.82%
Buffalo China Fund	0.00%
Buffalo Growth Fund	0.10%
Buffalo High Yield Fund	92.40%
Buffalo International Fund	0.13%
Buffalo Large Cap Fund	0.38%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Technology Fund	0.00%
Buffalo Small Cap Fund	0.00%

FOREIGN SHAREHOLDERS: The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Buffalo Balanced Fund	0.00%
Buffalo China Fund	0.00%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	0.00%
Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Science & Technology Fund	0.00%
Buffalo Small Cap Fund	0.00%

   Notice to Shareholders

March 31, 2011
(Continued)

Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Trustees (“Trustees”) under the laws of the particular Fund’s state of organization. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

				NUMBER OF	OTHER
		TERM OF OFFICE		FUNDS IN COMPLEX	DIRECTORSHIPS
	POSITION(S) HELD	AND LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	HELD BY
NAME, AGE AND ADDRESS	WITH FUNDS	TIME SERVED	DURING PAST 5 YEARS	DIRECTOR	DIRECTOR

INTERESTED TRUSTEES(1)

Joseph C. Neuberger (49) 777 E. Wisconsin Ave. Milwaukee, WI 53202	Trustee Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994 – present).	Ten	Trustee, USA MUTUALS (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with 24 portfolios).

Grant P. Sarris (43) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since July 2008.	Portfolio Manager, Kornitzer Capital Management, Inc. 2003-present.	Ten	None

NON-INTERESTED TRUSTEES

Thomas S. Case (69) 515 Piney Creek Road Reno, NV 89511	Trustee	Indefinite term and served since inception.	Retired.	Ten	None

Gene M. Betts (58) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since February 2001	Retired November 2009. Previously Chief Financial Officer, Embarq Corp. (telecommunications company) May 2006 – Nov. 2009; Senior Vice President and Treasurer, Sprint Corp. (telecommunications company) 1990-2005.	Ten	Director, Garmin Ltd. (a global positioning equipment company).

J. Gary Gradinger (68) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Trustee	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products).	Ten	Director, MGP Ingredients, Inc.

Philip J. Kennedy (65) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Trustee	Indefinite term and served since May 1995.	Internship Coordinator and Instructor for the Department of Business Administration, Penn State Shenango, 2002 – present.	Ten	None

OFFICERS OF THE FUNDS

Kent W. Gasaway (51) 5420 West 61st Place Shawnee Mission, KS 66205	President and Treasurer	Indefinite term and served since inception. One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 1991 – present.	N/A	N/A

Rachel A. Spearo (31) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since August 2006.	Vice President, U.S. Bancorp Fund Services, LLC since September 2004.	N/A	N/A

Barry Koster (50) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since October 2004.	Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company).	N/A	N/A

 1 Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Sarris are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds’ Administrator and Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds’ Advisor.

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds’ investment advisor, the authority to vote proxies. A description of the Buffalo Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

   Notice to Shareholders

March 31, 2011
(Continued)

APPROVAL OF INVESTMENT
ADVISORY CONTRACTS

The Board of Trustees (the “Trustees”) of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Science & Technology Fund, Buffalo Mid Cap Fund, Buffalo Micro Cap Fund, Buffalo China Fund and Buffalo International Fund (all such funds referred to collectively as the “Funds”) met on November 19, 2010, to consider the renewal of the Management Agreements (the “Agreements”) between the Funds and Kornitzer Capital Management, Inc., the Funds’ investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees’ independent legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser’s Form ADV and financial information, information regarding key personnel, information relating to the Adviser’s and the Funds’ compliance programs and Code of Ethics information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees’ periodic Board meetings) and other pertinent information. In addition, the Independent Trustees, as defined below, met in executive session with their independent counsel immediately prior to the Board meeting held on November 19, 2010, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Agreements for an additional term of one year ending November 30, 2011.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided
to the Funds.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio management teams and other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Trustees noted and approved the Adviser’s emphasis on long-term results and the quality of the Adviser’s reports throughout the course of the year as well as in connection with the contract renewal process. The Trustees also noted the services that extended beyond portfolio management, including operations and compliance, and they considered the overall capability of the Adviser, including its continuing commitment to enhance distribution of the Funds. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services to be provided to the Funds were appropriate.

2. Investment Performance of the Adviser and the Funds.

In assessing the portfolio management services provided by the Adviser, the Trustees considered information provided to them prior to their meeting on November 19, 2010, including, without limitation, materials prepared by Lipper, Inc. with respect to the fees, expenses and performance of each of the Funds compared with similar funds managed by other investment advisers, comparable information with respect to other investment vehicles managed by the Adviser as well as other information presented to them by the Adviser at the meeting and throughout the preceding year. The Trustees considered the relevant peer group and index comparisons in the materials provided and concluded that while certain Funds performed better against their peer group and relevant benchmarks than others, the overall performance of each Fund, with the exception of the Buffalo China Fund and the Buffalo Micro Cap Fund, compared favorably with its benchmark and peer group. With respect to the Buffalo China

Fund, the Trustees noted that while the Buffalo China Fund was in the fourth quartile for the three-year performance time period compared to its relevant peer group, the Adviser had assumed management of the Fund only two years earlier following the resignation of the Fund’s subadviser. The Trustees noted that the Buffalo China Fund’s more recent performance following the Adviser’s restructuring of the Buffalo China Fund’s portfolio after the former subadviser’s resignation, namely the one-year and year-to-date performance time periods, compared more favorably with the Fund’s benchmark and peer group. With respect to the Buffalo Micro Cap Fund, the Trustees noted that the Fund’s more recent performance compared more favorably with its benchmark and peer group than its long-term performance. However, the Trustees expressed confidence in the Adviser’s portfolio management teams and the evolution of the Adviser and acknowledged the Adviser’s emphasis on long-term results. After considering all of the information presented, the Trustees concluded that the Funds and their shareholders would continue to benefit from the Adviser’s continued management.

3. Costs of Services and Profits Realized by the Adviser.

The Trustees considered the cost of services and the structure of the Adviser’s fees. The Trustees considered the cost structure of the Funds relative to their peer groups based on the Lipper, Inc. analysis provided to the Trustees prior to their meeting. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements, noting that the Adviser’s profitability had increased from the previous year’s decline based on financial information provided by the Adviser.

The Trustees specifically considered the fee structure for the Funds as well as the Funds’ overall expense ratios. At the request of the Adviser, the Trustees considered a 0.10% reduction in the advisory fees payable by the Buffalo Large Cap Fund and the Buffalo Growth Fund. The Trustees concluded that the proposed 0.60% advisory fee for the Buffalo Large Cap Fund and the Buffalo Growth Fund and the 0.70% advisory fee payable by the other Funds except the Buffalo Micro Cap Fund and Buffalo China Fund appeared to be in line with the Funds’ comparative peer groups. The higher advisory fee for the Buffalo Micro Cap Fund and Buffalo China Fund also appeared reasonable compared to their relevant peer group. In light of the comparative expense and advisory fee information and the investment management services provided by the Adviser, the Trustees concluded that the Funds’ expenses and the fees paid to the Adviser were competitive and, therefore, fair and reasonable. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been and would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Funds.

4. Extent of Economies of Scale as the Funds Grow.

The Trustees reviewed the structure of the Adviser’s advisory fees and discussed potential economies of scale based on the Funds’ current size and as they grow (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Funds might realize would be achievable under the structure of the Adviser’s advisory fees and the Funds’ expenses, particularly in light of the Adviser’s proposal to consider fee breakpoints in the future as the Funds grow. The Trustees specifically reviewed fee schedules for other funds with asset levels and investment objectives similar to the Small Cap Fund, noting that while the Small Cap Fund did not have a breakpoint in its fee schedule, the Small Cap Fund’s advisory fee was in line with comparable funds. The Trustees therefore concluded that the Adviser’s fee structure was acceptable based on the potential economies of scale that may be achieved by the Funds as they grow combined with the Adviser’s commitment to consider breakpoints in the future.

5. Benefits Derived from the Relationship with the Funds.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage arrangements of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and/or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds, including the reduced advisory fee for the Buffalo Large Cap Fund and the Buffalo Growth Fund, as being in the best interests of the Funds and their shareholders.

   Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select. The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•	Name

•	Address

•	Birthdate

•	Phone number

•	Social Security Number

•	E-mail address

•	Product-Related Personal Information

•	Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

BUFFALO
FUNDS

1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant did not make any amendments to its code of ethics during the period covered by this report. Please note, however that the code of ethics was amended on May 20, 2011 to more fully describe the administration of the code. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial experts are Gene M. Betts and Philip J. Kennedy. Messrs. Betts and Kennedy are “independent” as defined in Item 3(a)(2) of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
     (a) — (d) Aggregate fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 03/31/2011	FYE 03/31/2010

Audit Fees	$174,550	$171,100
Audit-Related Fees	$5,700	$5,600
Tax Fees	$26,600	$25,500
All Other Fees	$0	$0
Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
     (e) (1) The registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the registrant’s Independent Registered Public Accounting Firm for the registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the registrant performed by the registrant’s principal accounting officer for the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
     (2) None of the services described in (b) — (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     (f) Not applicable.
     (g) The aggregate non-audit fees were for audit-related and tax services rendered to the registrant. As disclosed above, the amount of fees billed for such services were $32,300 and $31,100 for the 2011 and 2010 fiscal years, respectively.
     (h) The aggregate fees billed for non-audit services rendered to the registrant’s investment advisor related to surprise security count procedures were $10,000 and $0 for the 2011 and 2010 fiscal years respectively, and $40,000 and $0 in fiscal 2011 and 2010, respectively for an internal control review service provided to an affiliate on the registrant’s investment advisor. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Item 5. Audit Committee of Listed Registrants.
Not applicable because the registrant is not a listed issuer.
Item 6. Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable because the registrant is not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable because the registrant is not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable because the registrant is not a closed-end management investment company
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.
(a)	The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Code of Ethics, as amended May 20, 2011, is filed herewith.
(2)	Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Kent W. Gasaway Kent W. Gasaway
President and Treasurer

Date 6/1/2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	/s/ Kent W. Gasaway Kent W. Gasaway
President and Treasurer

Date 6/1/2011